EXHIBIT 10.1




                                 THE NEWELL

                    LONG-TERM SAVINGS AND INVESTMENT PLAN



                     (As Amended and Restated Effective
                                May 1, 1993)

                                 THE NEWELL

                    LONG-TERM SAVINGS AND INVESTMENT PLAN

               (As Amended and Restated Effective May 1, 1993)


             This Plan was adopted by the Company effective January 1, 1989, and has been amended and restated effective as of May 1, 1993, except where otherwise provided. The Plan and the related Trust Agreement will continue to permit Eligible Employees to defer the Federal income tax on certain portions of their wages as provided by the Internal Revenue Code and to furnish them with additional security in the form of retirement and disability benefits. Except as may be required by ERISA or the Internal Revenue Code, the rights of any person whose status as an Employee has terminated shall be determined pursuant to the Plan as in effect on the date such employment status terminated, unless a subsequently adopted provision of the Plan is made specifically applicable to such person.


                                  ARTICLE I

                                 DEFINITIONS
                                 -----------

             Whenever used herein the following words and phrases shall have the meanings stated below unless a different meaning is plainly required by the context:

             1.1 "Account" means all or any one of the Savings Account, Matching Contributions Account, Transfer Account, Rogers Account, Sanford Account Anchor Account, Intercraft Account and/or Levolor Account maintained by the Trustee for an individual Participant, Surviving Spouse or Beneficiary.

             1.2 "Actual Deferral Percentage" for a specified group of Eligible Employees for a given Plan Year means the average of the ratios, calculated separately for each Eligible Employee in such group, of: (a) the aggregate of (i) the Earnings Deferral Contribution, if any, contributed by the Company on behalf of each such Eligible Employee for the Plan Year, and (ii) the Supplemental Contribution, if any, made by an Employer on behalf of each such Eligible Employee for such Plan Year; to(b) the Eligible Employee's Earnings for such Plan Year.

             1.3 "Adjusted Balance" means the balance in a Participant's Savings Account, Matching Contributions Account, Transfer Account, Rogers Account, Sanford Account, Anchor Account, Intercraft Account or Levolor Account.

             1.4 "Affiliated Employer" means (a) any corporation that is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) that includes the Company; (b) any trade or business (whether or not incorporated) that is under common control

   (as defined in Section 414(c) of the Code) with the Company; (c) any member of an affiliated service group (as defined in Section 414(m) of the Code) that includes the Company; and (d) any member of the same group of associated organizations (as defined in Section 414(o) of the Code). For purposes of applying the limitations of Section 415 of the Code referred to in Section 1.29, "Affiliated Employer" is determined in accordance with Sections 414(b) and (c) of the Code, as modified by
   Section 415(h) therein.

             1.5 "Anchor Account" means the record of money and assets held by the Trustee for an individual Participant, Surviving Spouse or Beneficiary pursuant to the provisions of the Plan, derived from the account balances of the accounts held under the Anchor Plan as of December 31, 1988. The Anchor Account shall consist of sub-accounts corresponding to the various sub-accounts maintained under the Anchor Plan.

             1.6 "Anchor Plan" means the Anchor Hocking Corporation Savings and Investment Plan, as Amended and Restated Effective
   January 1, 1987.

             1.7 "Annual Additions" means the total of: (a) Employer contributions allocated to a Participant's accounts under this Plan and any Related Plan during any Limitation Year; (b) the amount of employee contributions made by the Participant under this Plan and any Related Plan; and (c) forfeitures allocated to a Participant's accounts under any Related Plan.

             1.8 "Beneficiary" means the person, persons, or entity designated or determined pursuant to the provisions of Section 7.2(b) of the Plan.

             1.9  "Board" means the Board of Directors of the Company.

             1.10 "Break in Service" means the period of an Employee's absence from active employment commencing upon his Severance Date from the Company, and all Affiliated Employers, and ending (if at all) when he again performs an Hour of Service within the meaning of Section 1.23(a).

             1.11 "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

             1.12 "Committee" means the Retirement Committee described in
   Section 9.1.

             1.13 "Company" means Newell Operating Company, a Delaware corporation, or any successor corporation resulting from a merger or consolidation of the Company or transfer of substantially all of the assets of the Company, if such successor or transferee shall adopt and continue the Plan by appropriate corporate action pursuant to
   Section 12.3 of the Plan.

             1.14 (a) "Compensation" means a Participant's total earnings from the Company and all Affiliated Employers paid during a Plan Year for services rendered, including the regular rate portion of overtime pay, commissions and any lump sum payments received in lieu of an increase in such Participant's base pay (as agreed upon by the Company and any collective bargaining unit during the term of the applicable collective bargaining agreement), but excluding any bonuses, the premium rate portion of overtime pay, moving expenses, automobile expenses, stock options, contributions or benefits under this Plan or any other pension, profit sharing, insurance, hospitalization or other plan or policy maintained by any Employer for the benefit of such Participant, and all other extraordinary and unusual payments. Notwithstanding the preceding provisions of this
   Section 1.14, for purposes of Section 1.29 and Section 6.7 "Compensation" shall have the meaning set forth in Section 1.29, and for purposes of Article XIV "Compensation" shall have the meaning set forth in Section 14.2(a). In no event shall the Compensation taken into account for an Employee under the Plan for any Plan Year exceed
   (a) $200,000 (or such greater amount provided pursuant to Section 401(a)(17) of the Code), in Plan Years commencing on and after January 1, 1989 and prior to January 1, 1994.

        (b) In addition to other applicable limitations set forth in the Plan and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account under the Plan shall not exceed the OBRA '93 annual Compensation limit. The OBRA '93 annual Compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with
   Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

        (c) For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual Compensation limit set forth in this provision.

        (d) If Compensation for any prior determination period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual Compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual Compensation limit is $150,000.

             1.15 (a) "Earnings" means a Participant's Compensation paid during a Plan Year, increased by (a) the amount subject to any Long-Term Savings Agreement entered into by the Participant for such Plan

   Year, and (b) the amount contributed on behalf of the Participant to the Newell Flexible Benefits Account Plan. In no event shall the Earnings taken into account for an Employee under the Plan for any Plan Year exceed (a) $200,000 (or such greater amount provided pursuant to Section 401(a)(17) of the Code), in Plan Years commencing on and after January 1, 1989 and prior to January 1, 1994.

        (b) In addition to other applicable limitations set forth in the Plan and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Earnings of each Participant taken into account under the Plan shall not exceed the OBRA '93 annual Compensation limit. The OBRA '93 annual Compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Earnings are determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

        (c) For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual Compensation limit set forth in this provision.

        (d) If Earnings for any prior determination period are taken into account in determining a Participant's benefits accruing in the current Plan Year, the Earnings for that prior determination period are subject to the OBRA '93 annual Compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual Compensation limit is $150,000.

             1.16 "Earnings Deferral Contributions" means amounts con-tributed by the Company at the direction of a Participant pursuant to the provisions of Section 3.1 of the Plan.

             1.17 "Eligibility Year of Service" means the twelve (12) month period, commencing with the date an Employee first performs an Hour of Service for the Company or an Affiliated Employer, during which he completes at least 1,000 Hours of Service, or if he does not complete 1,000 Hours of Service during such twelve (12) month period, then the first Plan Year ending thereafter in which he does complete 1,000 Hours of Service.

             1.18 "Eligible Employee" means any Employee who has met the eligibility requirements contained in Section 2.1 or 2.2, excluding any person who is a leased employee pursuant to Section 1.19.

             1.19 "Employee" means an individual employed by an Employer on or after January 1, 1989 and who is in a covered classification of Employees, as listed on Appendix A hereto; provided that "Employee" does not include any individual covered under the terms and conditions of a collective bargaining agreement to which any Employer is a party, unless such agreement provides for the participation of such individual. A person who is not an employee of the Company and who performs services for an Employer pursuant to an agreement between an Employer and a leasing organization shall be considered a "leased employee" after such person has performed such services on a substantially full-time basis for at least twelve months and if the services are of a type historically performed by employees in the business field of such Employer. A person who is considered a leased employee of an Employer shall not be considered an Employee for purposes of the Plan other than for purposes of determining the Hours of Service and Vesting Service a person earns that would be considered if and when he becomes an Employee other than by reason of being a leased employee. Notwithstanding the preceding sentence, a leased employee's Hours of Service and Vesting Service shall not be considered if the requirements of Section 414(n)(5) of the Code are satisfied with respect to such person.

             1.20 "Employer" means the Company, any Affiliated Employer listed in Appendix A hereto or any Affiliated Employer that may hereafter adopt the Plan, pursuant to Section 13.15.

             1.21 "ERISA" means Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as from time to time amended.

             1.22 "Highly Compensated Eligible Employee" means an Eligi-ble Employee who during the Plan Year or preceding Plan Year:

             (a) was at any time a five percent owner of the Company or an Affiliated Employer;

             (b) received compensation from the Company or an Affiliated Employer in excess of $75,000 (or such greater amount provided by the Secretary of the Treasury pursuant to Section 414(q) of the Code);

             (c) received compensation from the Company or an Affiliated Employer in excess of $50,000 (or such greater amount provided by the Secretary of the Treasury pursuant to Section 414(q) of the Code) and was in the top-paid group of employees for such Plan Year (as defined in Section 414(q)(4) of the Code); or

             (d) was at any time an officer of the Company or an Affiliated Employer (as defined in Section 414(q)(5) of the Code) and received compensation from the Company or an Affiliated Employer greater than 50% of the amount in effect under Section 415(b)(1)(A) of the Code for such Plan Year.

             The provisions of Section 414(q) of the Code shall apply in determining whether an Eligible Employee is a Highly Compensated Eligible Employee. The Company may elect, for any Plan Year, to identify Highly Compensated Eligible Employees based upon only the current Plan Year to the extent permitted by Section 414(q) of the Code and regulations issued thereunder.

             1.23 "Hour of Service" means:

             (a) each hour for which an Employee is paid or entitled to payment for the performance of duties for the Company or an Affiliated Employer on and after the date the Employee is first hired by the Company or an Affiliated Employer; and

             (b) each hour for which an Employee is directly or indirectly paid by the Company or an Affiliated Employer or is entitled to payment from the Company or an Affiliated Employer during which no duties are performed by reason of vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence (but not in excess of 501 hours in any continuous period during which no duties are performed), on and after the date the Employee is first hired by the Company or an Affiliated Employer.

             (c) Each Hour of Service for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliated Employer shall be included under either subsection (a) or (b) above as may be appropriate.

             Hours of Service shall be credited:

                  (i) in the case of Hours referred to in subsection (a) above, for the computation period in which the duties are performed;

                  (ii) in the case of Hours referred to in subsection (b) above and (d) below, for the computation period or periods in which the period during which no duties are performed occurs; and

                  (iii) in the case of Hours of Service for which back pay is awarded or agreed to by the Company or an Affiliated Employer in subsection (c) above, for the computation period or periods to which the award or agreement pertains rather than to the computation period in which the award, agreement or payment is made.

             (d) Solely for purposes of determining an Employee's eligibility to participate in the Plan under Sections 2.1 and 2.2, Hours of Service shall include an approved leave of absence granted by an Employer to the Employee on or after August 5, 1993 pursuant to the Family and Medical Leave Act, if the Employee returns to work for an Employer at the end of such leave of absence.

             In determining Hours of Service with respect to an Employee who is employed on other than an hourly-rated basis, such Employee shall be credited with ten (10) Hours of Service per day for each day, or forty-five (45) Hours of Service per week for each week, the Employee would, if hourly-rated, be credited with service pursuant to subsection (a) above. If an Employee is paid for reasons other than the performance of duties pursuant to subsection (b) or (d) above:
   (i) in the case of a payment made or due which is calculated on the basis of units of time, an Employee shall be credited with the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated; and (ii) an Employee without a regular work schedule shall be credited with eight (8) Hours of Service per day (to a maximum of forty (40) Hours of Service per week) for each day that the Employee is so paid. Hours of Service shall be calculated in accordance with Department of Labor Regulations
   Section 2530.200b-2 or any future legislation or regulation that amends, supplements or supersedes said section.

             1.24 "Investment Fund" or "Fund" means any of the funds maintained by the Trustee and referred to in Article XI.

             1.25 "Limitation Year" means the twelve (12) consecutive month period to be used in determining the Plan's compliance with Code
   Section 415 and the regulations thereunder.

             1.26 "Long-Term Savings Agreement" means a written agreement entered into by a Participant pursuant to the provisions of Section
   3.1 of the Plan.

             1.27 "Matching Contributions" mean contributions made by an Employer pursuant to the provisions of Section 4.1 of the Plan.

             1.28 "Matching Contributions Account" means the record of money and assets held by the Trustee for an individual Participant, Surviving Spouse or Beneficiary pursuant to the provisions of the Plan, derived from Matching Contributions.

             1.29 "Maximum Permissible Amount" means the lesser of: (a) 25% of a Participant's Compensation; or (b) thirty thousand dollars ($30,000)(or, if greater, one-quarter (1/4) of the dollar limitation in effect pursuant to Section 415(b)(1)(A) of the Code). For purposes of this Section 1.29 and Section 6.7 Compensation shall mean wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Company or an Affiliated Employer that is currently includable in gross income (including, but not limited to commissions paid salesmen, compensation for services on the basis of a percentage of profits, tips and bonuses); shall include all compensation actually paid or made available to a Participant for an entire Limitation Year (other than amounts subject to the Long-Term Savings Agreement of such Participant); and shall not include any other items or amounts paid to or for the benefit of a Participant.

             1.30 "Newell Common Stock" means the common stock of Newell Co., a Delaware Corporation.

             1.31 "Normal Retirement Date" means the date a Participant attains age sixty-five (65).

             1.32 "Participant" means an Eligible Employee who becomes a Participant under the provisions of Section 2.3 of the Plan. However, an Employee who has made a Rollover Contribution pursuant to Section
   5.1 of the Plan shall be deemed a Participant for purposes of the Plan to the extent that the provisions of the Plan apply to the Transfer Account of such Employee.

             1.33 "Plan" means the NEWELL LONG-TERM SAVINGS AND
   INVESTMENT PLAN, as Amended and Restated Effective May 1, 1993.

             1.34 "Plan Year" means the eight-month period from January 1, 1989 through August 31, 1989; the twelve month period from September 1, 1989 through August 31, 1990; the four-month period from September 1, 1990 through December 31, 1990; and, thereafter, the twelve-month period from January 1 through December 31 of each calendar year.

             1.35 "Related Plan" means any other defined contribution plan (as defined in Section 415 of the Code) maintained by the Company or by an Affiliated Employer.

             1.36 "Rogers Account" means the record of money and assets held by the Trustee for an individual Participant, Surviving Spouse or Beneficiary pursuant to the provisions of the Plan, derived from account balances of the accounts held under the Rogers Plan as of December 31, 1991. The Rogers Account shall consist of sub-accounts corresponding to the various sub-accounts maintained under the Rogers Plan.

             1.37 "Rogers Plan" means the W.T. Rogers Company Profit Sharing and Savings Master Plan, the Defined Contribution Master Plan Adoption Agreement Profit Sharing Plan Formula with Code
   Section 401(k) Arrangement, and Amendments No. 1 and No. 2 thereto.

             1.38 "Rollover Contribution" means an amount received by the Trustee pursuant to the provisions of Section 5.1 of the Plan. In no event shall Rollover Contribution include amounts directly transferred to the Plan from the Anchor Plan, the Rogers Plan or the Sanford Plan.

             1.39 "Sanford Account" means the record of money and assets by the Trustee for an individual Participant, Surviving Spouse or Beneficiary pursuant to the provisions of the Plan, derived from account balances of the accounts held under the Sanford Plan as of December 31, 1992. The Sanford Account shall consist of sub-accounts corresponding to the various sub-accounts maintained under the Sanford Plan.

             1.40 "Sanford Plan" means the Sanford Corporation Incentive Savings Plan, as amended and restated effective December 1, 1987, including the amendment thereto dated August 1990 and the Second Amendment thereto dated November 21, 1991.

             1.41 "Savings Account" means the record of money and assets held by the Trustee for an individual Participant, Surviving Spouse or Beneficiary pursuant to the provisions of the Plan, derived from Earnings Deferral Contributions and Supplemental Employer
   Contributions.

             1.42 "Severance Date" means the earlier of:

             (a) the date the employment of an employee terminates by reason of quitting, retirement, death or discharge; or

             (b) the first anniversary of the first date of an absence from the performance of duties as an Employee (with or without pay) for any other reason (such as vacation, holidays, sickness, disability, leave of absence or layoff).

             If any Employee who is absent from work because of (i) the Employee's pregnancy, (ii) the birth of the Employee's child, (iii) the placement of a child with the Employee in connection with the Employee's adoption of the child, or (iv) caring for such child immediately following such birth or placement, shall be absent for such reason beyond the first anniversary of the first date of absence, his Severance Date shall be the second anniversary of the first day of such absence, provided that the Employee furnishes to the Committee such timely information that the Committee may reasonably require to establish (A) that the absence from work is for one of the reasons specified in clauses (i) through (iv), and (B) the number of days for which there was such an absence. Notwithstanding anything to the contrary contained herein, in no event shall an Employee who is absent from work because of one of the reasons set forth in clauses (i) through (iv) above receive Vesting Service for the period between the first and second anniversary of the first day of such absence.

             1.43 "Supplemental Employer Contribution" means a contribu-tion made by an Employer pursuant to the provisions of Section 3.4 of the Plan.

             1.44 "Surviving Spouse" means the person to whom a Partici-pant is married throughout the twelve (12) month period ending on the date of his death.

             1.45 "Transfer Account" means the record of money and assets held by the Trustee for an individual Participant, Surviving Spouse or Beneficiary pursuant to the provisions of the Plan, derived from a Rollover Contribution described in Section 5.1. In no event shall Transfer Accounts include amounts held in the Anchor Account, the Rogers Account, the Sanford Account, the Intercraft Account or the Levolor Account.

             1.46 "Trust" or "Trust Fund" means all money, securities and other property held under the Trust Agreement for the purposes of the Plan.

             1.47 "Trust Agreement" means the agreement between the Company and the Trustee governing the administration of the Trust, as it may be amended from time to time.

             1.48 "Trustee" means the corporation or individuals appointed by the Board to administer the Trust.

             1.49 "Valuation Date" means the date of any valuation of the Trust Fund and underlying Accounts performed by the recordkeeper on behalf of the Trustee for the Plan, provided that such valuation be performed at least annually.

             1.50 "Vesting Service" means the aggregate of:

             (a) all service of an Employee with the Company or an Affiliated Employer, counted from the date the Employee is first hired by the Company or an Affiliated Employer, to his last Severance Date;

             (b) for an Employee who was a participant in the Anchor Plan, all service, if any, of an Employee with Anchor Hocking Corporation, or any entity that would satisfy the definition of Affiliated Employer if Anchor Hocking Corporation were the Company, counted from the date on which such Employee first commenced employment and ending on December 31, 1988;

             (c) for an Employee who was a participant in the Rogers Plan, all service, if any, of an Employee with W.T. Rogers Company, or any entity that would satisfy the definition of Affiliated Employer if W.T. Rogers Company were the Company, counted from the date on which such Employee first commenced employment and ending on December 31, 1991; and

             (d) for an Employee who was a participant in the Sanford Plan, all service, if any, of an Employee with Sanford Corporation, or any entity that would satisfy the definition of Affiliated Employer if Sanford Corporation were the Company, counted from the date on which such Employee first commenced employment and ending on December 31, 1992; subject, HOWEVER, to the following special rules:

             (i) Breaks in Service will be excluded in determining Vesting Service, except that a Break in Service incurred when an Employee quits, retires, or is discharged will not be excluded if the Employee returns to the performance of duties as an Employee with the Company or an Affiliated Employer prior to the first anniversary of his absence from the performance of duties; provided that if such Break in Service commenced while the Employee was absent from the performance of duties for one of the reasons described in paragraph (b) of the definition of "Sever-ance Date," the Break in Service will not be excluded only if it is incurred, and the Employee returns to the performance of duties as an Employee with the Company or an Affiliated Employer, prior to the first anniversary of his absence from the performance of duties.

             (ii) If a Participant's employment under the Anchor Plan terminated prior to January 1, 1989 and recommences with the Company or an Affiliated Employer on or after January 1, 1989, the consequences of his absence from employment shall be determined under the rules regarding Break in Service contained in the Plan and not under the terms of the Anchor Plan.

             (iii) If a Participant's employment under the Rogers Plan terminated prior to January 1, 1992 and recommences with the Company or an Affiliated Employer on or after January 1, 1992, the consequences of his absence from employment shall be determined under the rules regarding Break in Service contained in the Plan and not under the terms of the Rogers Plan.

             (iv) If a Participant's employment under the Sanford Plan terminated prior to January 1, 1993 and recommences with the Company or an Affiliated Employer on or after January 1, 1993, the consequences of his absence from employment shall be determined under the rules regarding Break in Service contained in the Plan and not under the terms of the Sanford Plan.

             (v) If a Participant's employment under an Intercraft Plan terminated prior to January 1, 1994 and recommences with the Company or an Affiliated Employer on or after January 1, 1994, the consequences of his absence from employment shall be determined under the rules regarding Break in Service contained in the Plan and not under the terms of the Intercraft Plan.

             (vi) If a Participant's employment under the Levolor Plan terminated prior to October 1, 1994 and recommences with the Company or an Affiliated Employer on or after October 1, 1994, the consequences of his absence from employment shall be determined under the rules regarding Break in Service contained in the Plan and not under the terms of the Levolor Plan.

             (vii) Notwithstanding anything to the contrary contained in the Plan, Vesting Service shall include, to the extent required by law, a period of time during which an Employee is absent from the Company and all Affiliated Employers to serve in the armed forces of the United States, for as long as his reemployment rights are guaranteed by law, if he returns or offers to return to work for the Company or an Affiliated Employer prior to the expiration of such reemployment rights.

             (viii) Notwithstanding anything to the contrary in the Plan, Vesting Service shall include any period of time during which an Employee is on an approved leave of absence granted by an Employer to the Employee on or after August 5, 1993 pursuant to the Family and Medical Leave Act, if the Employee returns to work for an Employer at the end of such leave of absence.

             (e) for an Employee who was a participant in an Intercraft Plan, all service, if any, of an Employee with Intercraft Corporation, or any entity that would satisfy the definition of Affiliated Employer if Intercraft Corporation were the Company, counted from the date on which the Employee first commenced employment and ending on December 31, 1993.

             (f) for an Employee who was a participant in the Levolor Plan, all service, if any, of an Employee with Levolor Corporation, or any entity that would satisfy the definition of Affiliated Employer if Levolor Corporation were the Company, counted from the date on which the Employee first commenced employment and ending on September 30, 1994.

             1.51 "Wage Payment Date" means a date on which an Employee receives Compensation from an Employer.

             1.52 "Wage Payment Period" means the period of time ending on a Wage Payment Date for which a Participant is paid Compensation.

             1.53 "Intercraft Account" means the record of money and assets held by the Trustee for an individual Participant, Surviving Spouse or Beneficiary pursuant to the provisions of the Plan, derived from account balances of the accounts held under the Intercraft Profit Sharing Plan and the Intercraft Retirement Program as of December 31, 1993. The Intercraft Account shall consist of sub-accounts corresponding to the various sub-accounts maintained under the Intercraft Profit Sharing Plan and the Intercraft Retirement Program.

             1.54 "Intercraft Plan" means the Intercraft Company Employees' Profit Sharing and Variable Investment Plan, as Amended and Restated Effective January 1, 1989, including amendments thereto (the "Intercraft Profit Sharing Plan"), and/or the Intercraft Industries Retirement Program, as Amended and Restated Effective September 1, 1990, including amendments thereto (the "Intercraft Retirement Program").

             1.55 "Levolor Account" means the record of money and assets held by the Trustee for an individual Participant, Surviving Spouse or Beneficiary pursuant to the provisions of the Plan, derived from account balances of the accounts held under the Levolor Plan as of September 30, 1994. The Levolor Account shall consist of sub-accounts corresponding to the various sub-accounts maintained under the Levolor Plan.

             1.56 "Levolor Plan" means the Levolor Profit Sharing and 401(k) Plan, as Amended and Restated Effective September 1, 1990, including amendments thereto.


                                 ARTICLE II

                                PARTICIPATION
                                -------------

             2.1 ELIGIBILITY REQUIREMENTS. (a) Any Employee who was an Eligible Employee under the terms of the Plan in effect on April 30, 1993 shall remain an Eligible Employee.

             (b) Every other Employee shall become an Eligible Employee as of the first day of his first Wage Payment Period of the month following his completion of an Eligibility Year of Service.

             (c) Notwithstanding (b) above, effective as of April 1, 1993, each Employee who is regularly and permanently scheduled to complete 30 or more hours of work per week for an Employer shall become an Eligible Employee for purposes of electing Earnings Deferral Contributions pursuant to Section 3.1 of the Plan as of the first day of his first Wage Payment Period of the month following his date of hire.

             (d) Notwithstanding the above, (i) each Employee who was employed by Intercraft Corporation on December 31, 1993 shall become an Eligible Employee on January 1, 1994; and (ii) each Employee who was employed at the Levolor division of the Company on September 30, 1994 shall become an Eligible Employee on October 1, 1994.

             2.2 REEMPLOYMENT OF AN ELIGIBLE EMPLOYEE. If an Eligible Employee shall incur a Break in Service and shall thereafter be reemployed by an Employer, he shall again become an Eligible Employee as of his first Wage Payment Period of the month following the date of his resumption of employment.

             2.3 ELECTION TO PARTICIPATE. (a) An Eligible Employee may become a Participant by executing and filing with the Committee a Long-Term Savings Agreement, an investment election form and such other forms as may be required by the Committee, which will be provided by the Committee.

             (b) Each Eligible Employee shall become a Participant for his first Wage Payment Period of any month designated by him if (i) such Period begins on or after the date on which he becomes an Eligible Employee, and (ii) such Eligible Employee executes and files with the Committee a Long-Term Savings Agreement, an investment election form in accordance with Section 11.3 of the Plan and any other forms required by the Committee within a reasonable time, as prescribed by the Committee, prior to the beginning of such Period. No application to participate will be effective until all required documents have been completed by the Eligible Employee and delivered to the Committee.


                                 ARTICLE III

                        SALARY DEFERRAL CONTRIBUTIONS
                        -----------------------------

             3.1 EARNINGS DEFERRAL CONTRIBUTIONS. (a) Each Participant shall elect, by entering into a Long-Term Savings Agreement with his Employer, to reduce his Earnings from his Employer by a percentage between one percent (1%) and fifteen percent (15%) (in increments of one percent (1%), as elected by the Participant). Reductions to a Participant's Earnings pursuant to his Long-Term Savings Agreement shall be effected through payroll deductions, commencing with the Wage Payment Date corresponding to the Wage Payment Period with respect to which he becomes a Participant pursuant to Section 2.3(b), in accord-ance with procedures established by the Committee. Long-Term Savings Agreements shall be subject to the special rules set forth in this
   Article III.

             (b) Amounts subject to Long-Term Savings Agreements effec-tive for a given Plan Year shall be reduced proportionately to the extent that the aggregate of Earnings Deferral Contributions under this Article III and Matching Contributions under Article IV exceed the maximum deduction allowable for such Plan Year under Section 404 of the Code. All amounts so reduced, adjusted for earnings, gains and losses allocable thereto, shall be returned to the Employers and immediately thereafter paid by the Employers directly to the applicable Participants.

             (c) Notwithstanding any provision of the Plan to the contrary, the elective deferrals (as defined in Section 402(g)(3) of the Code) of any Participant for any taxable year of the Participant shall not exceed the amount set forth in Section 402(g) of the Code, as adjusted by the Secretary of the Treasury pursuant to
   Section 402(g)(5) and 415(d) of the Code. Any amount contributed to the Plan on behalf of a Participant during any Plan Year, pursuant to the Participant's Long-Term Savings Agreement, in excess of the limitation set forth in this paragraph, adjusted for earnings, gains and losses allocable thereto, shall be returned to such Participant within the time period set forth in Section 402(g)(2) of the Code.

             (d) Each Employer shall contribute to the Trust for each Wage Payment Period an Earnings Deferral Contribution in an amount equal to the amounts designated by Participants pursuant to Long-Term Savings Agreements and deducted from Earnings during such Wage Payment Period and not reduced pursuant to paragraphs (b) or (c) of this
   Section 3.1.

             3.2 ADMINISTRATIVE RULES GOVERNING LONG-TERM SAVINGS AGREEMENTS. (a) A Participant may change the percentage by which his Earnings have been reduced pursuant to a Long-Term Savings Agreement, within the percentage limits set forth in Section 3.1(a) of the Plan, effective as of his first Wage Payment Period designated by him if such Participant executes and delivers an amendment to such Long-Term Savings Agreement designating such change, and any other forms required by the Committee, within a reasonable time, as prescribed by the Committee, prior to the beginning of such Period.

             (b) Earnings Deferral Contributions shall be held unin-vested by the Employers and shall be remitted to the Trustee as of the earliest date on which such Contributions can reasonably be segregated from the Employers' general assets, but no later than ninety (90) days after each Wage Payment Date. In any event, each Employer shall pay to the Trustee its Earnings Deferral Contribution with respect to a particular Plan Year within the period of time prescribed by law for filing the Employer's Federal income tax return for such Plan Year, including extensions duly granted.

             3.3 SUSPENSION OF LONG-TERM SAVINGS AGREEMENTS. (a) A Participant may voluntarily suspend a Long-Term Savings Agreement for an indefinite period of time; provided, however, that no period of suspension shall be shorter in duration than one month. Such suspension shall be effective as of the beginning of the Participant's Wage Payment Period designated by him if a notice of suspension, on such forms as shall be required by the Committee, is received by the Committee within a reasonable time, as prescribed by the Committee, prior to the beginning of such Period. If such notice is not received by the Committee within such reasonable time prior to the beginning of such Period, such suspension shall be effective as of the beginning of the Participant's next succeeding Wage Payment Period. A Participant will not be permitted to make up amounts subject to a Long-Term Savings Agreement for any period of suspension. A Participant who makes an election to suspend a Long-Term Savings Agreement pursuant to this Section 3.3 may reinstate such Agreement effective as of his first Wage Payment Period of any month following the period of suspension if such Participant again executes and files with the Committee a Long-Term Savings Agreement, and any other forms required by the Committee, within a reasonable time, as prescribed by the Committee, prior to the beginning of such Wage Payment Period.

             (b) The Committee, at its election, may amend, suspend or revoke a Long-Term Savings Agreement with a Participant at any time if the Committee determines that such amendment or revocation is necessary to ensure that the Annual Additions to the Accounts of a Participant do not exceed the Maximum Permissible Amount for such Participant for that Year or to ensure that the requirements of
   Section 3.5 are met for such Year.

             3.4 SUPPLEMENTAL EMPLOYER CONTRIBUTIONS. Each Employer shall contribute to the Trust with respect to any Plan Year a Supplemental Employer Contribution in such amount as the Board, in its discretion, may determine by resolution adopted within thirty (30) days after the end of such Plan Year. A Supplemental Employer Contribution may be made to the Trust only if, and to the extent that, such Contribution is necessary to satisfy one of the tests contained in Section 3.5(b) of the Plan. The Supplemental Employer Contribution for any Plan Year shall be allocated to Participants' Savings Accounts pursuant to the provisions of Section 6.6 of the Plan. Upon allocation to the Savings Accounts of Participants, the Supplemental Employer Contribution shall be considered for all purposes of the Plan as Earnings Deferral Contributions and be subject to all of the provisions of the Plan regarding Earnings Deferral Contributions; provided that no Matching Contribution shall be made with respect to a Supplemental Employer Contribution. Within thirty (30) days after the end of each Plan Year, the Company shall pay to the Trustee the Supplemental Employer Contribution collected from each Employer with respect to such Plan Year.

             3.5  LIMITATIONS ON EARNINGS DEFERRAL CONTRIBUTIONS.
   (a) Notwithstanding anything to the contrary contained elsewhere in the Plan or contained in any Long-Term Savings Agreement, all Long-Term Savings Agreements entered into with respect to any Plan Year shall be valid only if one of the tests set forth in paragraph (b) next below is satisfied for such Plan Year. In determining whether such tests are satisfied, all Earnings Deferral Contributions and Supplemental Employer Contributions made with respect to such Plan Year shall be considered.

             (b) For each Plan Year the Actual Deferral Percentage for Highly Compensated Eligible Employees shall bear to the Actual
   Deferral Percentage for all other Eligible Employees a relationship that satisfies either of the following tests:

             (i) The Actual Deferral Percentage for Highly Compensated Eligible Employees is not more than the Actual Deferral
        Percentage of all other Eligible Employees multiplied by 1.25; or

             (ii) The Actual Deferral Percentage for Highly Compensated Eligible Employees is not more than the Actual Deferral Percentage for all other Eligible Employees multiplied by two and the excess of the Actual Deferral Percentage for the group of Highly Compensated Eligible Employees over that of all other Eli-gible Employees is not more than two percentage points.

             (c) If at the end of any Plan Year neither of the tests set forth in paragraph (b) next above is satisfied for such Year, then:

             (i) Long-Term Savings Agreements entered into for such Year by Highly Compensated Eligible Employees shall be valid only to the extent permitted by one of the tests set forth in paragraph
        (b) next above, and Earnings Deferral Contributions made for such Year on behalf of Highly Compensated Eligible Employees shall be reduced to the extent necessary to comply with one of the tests set forth in paragraph (b) next above. All Earnings Deferral Contributions so reduced, adjusted for earnings, gains and losses allocable thereto, shall be allocated and distributed in the manner provided in Section 3.6.

             (ii) Reductions pursuant to (i) next above shall be effected with respect to Highly Compensated Eligible Employees pursuant to the following procedure: The Actual Deferral Percentage of the Highly Compensated Eligible Employee with the highest Actual Deferral Percentage shall be reduced to the extent necessary to cause such Highly Compensated Eligible Employee's Actual Deferral Percentage to equal the Actual Deferral Percentage of the Highly Compensated Eligible Employee with the next highest Actual Deferral Percentage. This process shall be repeated until the Plan satisfies one of the tests set forth in paragraph (b) for such Plan Year.

             (iii) Long-Term Savings Agreements entered into by all Participants who are not Highly Compensated Eligible Employees shall be valid and Earnings Deferral Contributions made on behalf of such Participants shall not be changed.

   The calculations, reductions and allocations required by this Section 3.5(c) and Section 3.6 shall be made by the Committee with respect to a Plan Year at any time prior to the close of the following Plan Year.

             (d) If at any time during a Plan Year the Committee, in its sole discretion, determines that neither of the tests set forth in paragraph (b) of this Section 3.5 may be met for such Plan Year, then:

             (i) The Committee shall have the unilateral right during the Plan Year to require the prospective reduction, for the balance of such Plan Year or any part thereof, of the percentage of the Earnings of Highly Compensated Eligible Employees that may be subject to Long-Term Savings Agreements. Such reductions shall be made to the extent necessary, in the discretion of the Committee, to assure that one of the tests set forth in paragraph
        (b) of this Section 3.5 shall be met for the Plan Year and shall be based upon estimates made from data available to the Committee at any time during the Plan Year.

             (ii) Reductions pursuant to subsection (i) next above shall be effected with respect to Highly Compensated Eligible Employees pursuant to the following procedure: the Actual Deferral Percentage of the Highly Compensated Eligible Employee with the highest Actual Deferral Percentage shall be reduced to the extent necessary to cause such Highly Compensated Eligible Employee's Actual Deferral Percentage to equal the Actual Deferral Percentage of the Highly Compensated Eligible Employee with the next highest Actual Deferral Percentage. This process shall be repeated to the extent necessary to assure that one of the tests set forth in paragraph (b) shall not be exceeded for such Plan Year.

             3.6  RETURN OF CERTAIN EARNINGS DEFERRAL CONTRIBUTIONS.
   (a) If an Earnings Deferral Contribution made on behalf of a Participant who is a Highly Compensated Eligible Employee is reduced for a Plan Year pursuant to Section 3.5(c), the amount so reduced, adjusted for earnings, gains and losses allocable thereto for the Plan Year , pursuant to Section 401(k)(8) of the Code, shall be returned to the Participant's Employer and as soon as practicable thereafter paid by the Employer directly to such Participant.

             (b) Notwithstanding anything to the contrary contained elsewhere in the Plan, if a Participant's Earnings Deferral
   Contributions are returned pursuant to paragraph (a) above, any Matching Contributions attributable thereto shall be forfeited and shall be used as described in Section 6.10.


                                 ARTICLE IV

                           MATCHING CONTRIBUTIONS
                           ----------------------

             4.1 MATCHING CONTRIBUTIONS. (a) As of each Wage Payment Date, each Employer shall contribute to the Trust for each Participant who satisfies Section 2.1(a) or (b) of the Plan and who is an Employee of such Employer a Matching Contribution in an amount equal to fifty percent (50%) of the amount deducted from his Earnings through a payroll deduction as of such Wage Payment Date pursuant to a Long-Term Savings Agreement; provided, however, that in no event shall the Matching Contribution for a Participant on any Wage Payment Date exceed three percent (3%) of such Participant's Earnings for the Wage Payment Period corresponding to such Wage Payment Date.

             (b) Matching Contributions shall be held uninvested by the Employers and shall be remitted to the Trustee on the earliest date on which such Contributions can reasonably be segregated from the

   Employers' general assets, but no later than ninety (90) days following each Wage Payment Date.

             (c) Matching Contributions made with respect to a Plan Year or any part thereof pursuant to this Section 4.1 shall in no event be made later than the time prescribed by law for filing the income tax return of the Company for the fiscal year of the Company that corresponds to such Plan Year, including extensions duly granted.

             4.2  SPECIAL RULES APPLICABLE TO MATCHING CONTRIBUTIONS .
   (a) Notwithstanding any provision of the Plan to the contrary, for each Plan Year the Contribution Percentage for Highly Compensated Eligible Employees shall not exceed the greater of:

             (i) The Contribution Percentage for all other Eligible Employees multiplied by 1.25; or

             (ii) The lesser of the Contribution Percentage for all other Eligible Employees multiplied by two or the Contribution
        Percentage for all other Eligible Employees plus two percentage points.

             (b) For purposes of this Section, the term "Contribution Percentage" for a specified group of Eligible Employees for a given Plan Year means the average of the ratios, calculated separately for each Eligible Employee in such group, of (i) the aggregate of (A) the Matching Contributions, if any, made on behalf of each such Eligible Employee for such Plan Year, and (B) in the discretion of the Committee and pursuant to applicable Treasury regulations, the Earnings Deferral Contribution, if any, contributed on behalf of each such Eligible Employee for such Plan Year, and (ii) the Eligible Employee's Earnings for such Plan Year.

             (c) If, at the end of any Plan Year, neither of the tests set forth in paragraph (a) above is satisfied for such Plan Year, then the Matching Contributions made for such Plan Year on behalf of Highly Compensated Eligible Employees shall be reduced in the manner set forth in the next sentence to the extent necessary to comply with one of the tests set forth in paragraph (a). Reductions pursuant to the preceding sentence shall be effected with respect to Highly Compensated Eligible Employees pursuant to the following procedure: the Contribution Percentage of the Highly Compensated Eligible Employee with the Highest Contribution Percentage shall be reduced to the extent necessary to cause such Highly Compensated Eligible Employee's Contribution Percentage to equal the Contribution Percentage of the Highly Compensated Eligible Employee with the next highest Contribution Percentage. This process shall be repeated until the Plan satisfies one of the tests set forth in paragraph (a) for such Plan Year.

             (d) Matching Contributions made on behalf of Participants who are not Highly Compensated Eligible Employees shall be valid and shall not be changed.

             (e) Matching Contributions that are reduced pursuant to the preceding provisions of this Section for a Plan Year, adjusted for earnings, gains and losses allocable thereto for such Plan Year , pursuant to Section 401(m) of the Code, shall be returned to the Employers and as soon as practicable thereafter paid by the Employers directly to the applicable Participant.

             (f) The calculations, reductions and payments required by this Article shall be made by the Committee with respect to a Plan Year at any time prior to the close of the following Plan Year.

             (g) If a "Multiple Use of the Alternative Limitation," as defined below, occurs in a Plan Year, then, notwithstanding any other provisions of Section 3.5 or of this Section 4.2, the test in paragraph (a)(ii) of this Section shall not be used to satisfy the requirements of this Section for Matching Contributions in the same Plan Year that the test contained in Section 3.5(b)(ii) is used to satisfy the requirements of Section 3.5 with respect to Earnings Deferral Contributions. If the preceding sentence shall be applicable for a Plan Year, then the Committee shall determine whether to use the test in paragraph (a)(ii) of this Section to satisfy the requirements of this Section 4.2, or to use the test in paragraph (b)(ii) of
   Section 3.5 to satisfy the requirements of Section 3.5, for such Plan
   Year.

             A Multiple Use of the Alternative Limitation shall occur in a Plan Year if both of the following conditions are satisfied in the Plan Year:

             (i) At least one Highly Compensated Eligible Employee employed by the Company or an Affiliated Employer is eligible to participate both in a cash or deferred arrangement subject to
        Section 401(k) of the Code and in a plan subject to Section 401(m) of the Code; and

             (ii) The sum of the Actual Deferral Percentage of the entire group of Highly Compensated Eligible Employees under such arrangement subject to Section 401(k) and the Contribution Percentage of the entire group of Highly Compensated Eligible Employees under such plan subject to Section 401(m) for such Plan Year exceeds the greater of:

             (A)  the sum of:

                  (I)  125% of the greater of (a) the Actual
             Deferral Percentage of the Group of Eligible
             Employees who are not Highly Compensated Eligible Employees for such Plan Year, or (b) the Contribution Percentage of the group of Eligible Employees who are not Highly Compensated Eligible Employees for such Plan Year, and

                  (II) Two plus the lesser of (A)(I)(a) or
             (I)(b) above. In no event, however, shall this amount exceed 200% of the lesser of (A)(I)(a) or
             (A)(I)(b) above; or

             (B)  the sum of:

                  (I)  125% of the lesser of (a) the Actual
             Deferral Percentage of the group of Eligible
             Employees who are not Highly Compensated Eligible Employees for such Plan Year, or (b) the Contribution Percentage of the group of Eligible Employees who are not Highly Compensated Eligible Employees for such Plan Year, and

                  (II) Two plus the greater of (B)(I)(a) or
             (B)(I)(b) above. In no event, however, shall this amount exceed 200% of the greater of (B)(I)(a) or
             (B)(I)(b) above.

             (iii) The Actual Deferral Percentage of the entire group of Highly Compensated Eligible Employees exceeds the amount described in Section 3.5(b)(i); and

             (iv) The Contribution Percentage of the entire group of Highly Compensated Eligible Employees exceeds the amount described in Section 4.2(a)(i).


                                  ARTICLE V

                  ROLLOVERS AND TRANSFERS FROM OTHER PLANS
                  ----------------------------------------

             5.1 ROLLOVERS AND TRANSFERS FROM OTHER PLANS. (a) An Em-ployee who has received a distribution of his interest in a qualified plan of the Company or an Affiliated Employer or a former employer under circumstances meeting the requirements of Section 402(c)(4) of the Code relating to distributions from qualified plans may elect to deposit all or any portion (as designated by such Employee in writing to the Committee) of the amount of such distribution as a Rollover Contribution to this Plan. A Rollover Contribution may be made only within sixty (60) days following the date such Employee receives the distribution from the plan of the Company or an Affiliated Employer or his former employer (or within such additional period as may be provided under Section 408 of the Code if the Employee shall have made a timely deposit of the distribution in an individual retirement account).

             (b) The Trustee may also receive a Rollover Contribution directly from the trustee under a plan of the Company or an Affiliated Employer or former employer of all or any portion (as designated by such Employee in writing to the Committee) of the amount that would otherwise be distributable to the Employee from such plan; provided that no such Rollover Contribution shall be received directly from a plan if such plan is a defined benefit plan or a defined contribution plan that provides for a life annuity form of payment except to the extent that such Rollover Contribution is made pursuant to Section 401(a)(31) of the Code. In the event that a Participant has a loan outstanding under a plan of the Company or an Affiliated Employer at the time the Trustee receives a direct transfer of such Participant's accounts from the trustee under the plan, such loan, at the discretion of the Committee, shall be transferred to and assumed by the Trustee and shall thereafter be treated as a loan made pursuant to
   Article VIII of this Plan.

             (c) The Committee shall establish rules and procedures to implement this Section 5.1, including, without limitation, such procedures as may be appropriate to permit the Committee to verify the tax qualified status of the plan of the former employer or the Company or an Affiliated Employer and compliance with any applicable pro-visions of the Code relating to Rollover Contributions. Rollover Contributions may be received in cash or in Newell Common Stock. No Rollover Contribution shall be accepted until the Employee has completed an investment election form in accordance with Section 11.3 of the Plan and delivered such form to the Committee. The amount contributed or transferred to the Trustee pursuant to this Section shall be placed in the Employee's Transfer Account for the benefit of the Employee. Each Transfer Account shall share in the earnings, gains and losses of the Trust Fund as set forth in Section 6.9 of the Plan and shall be distributed at the same times and in the manner set forth in Article VII below.

                                 ARTICLE VI

                    ALLOCATIONS TO PARTICIPANTS' ACCOUNTS
                   -------------------------------------

             6.1 SEPARATE ACCOUNTS. The Committee shall create and maintain a separate Savings Account, Matching Contributions Account, Transfer Account, Rogers Account, Sanford Account, Anchor Account, Intercraft Account and Levolor Account for each Participant, as shall be needed. Participants' Accounts (and, where applicable, their sub-accounts) are primarily for accounting purposes and do not require a segregation of the Trust Fund. The Committee may delegate the responsibility for the maintenance of the Accounts to the Trustee or any agent or agents.

             6.2 SUSPENSE ACCOUNT. The Committee shall maintain a Sus-pense Account, if necessary, pursuant to the provisions of
   Section 6.7. The investment of the balance in the Suspense Account shall be within the sole discretion of the Committee.

             6.3 ALLOCATION OF MATCHING CONTRIBUTIONS. As of each Wage Payment Date , there shall be allocated to the Matching Contribution Account of each Participant the Matching Contribution made on behalf of such Participant pursuant to Section 4.1(a) for the Wage Payment Period corresponding to such Date. Subject to Section 3.5(c), an allocation pursuant to this Section shall be made only to the Matching Contributions Account of a Participant whose Earnings were reduced through payroll deductions pursuant to a Long-Term Savings Agreement during the Wage Payment Period corresponding to such Date .

             6.4 ALLOCATION OF EARNINGS DEFERRAL CONTRIBUTIONS. As of each Wage Payment Date , there shall be allocated to the Savings Account of each Participant an Earnings Deferral Contribution equal to
   (a) the amount by which the Participant's Earnings were reduced by payroll deductions during the Wage Payment Period corresponding to such Wage Payment Date , pursuant to such Participant's Long-Term Savings Agreement, reduced by (b) any applicable amounts pursuant to the provisions of Sections 3.1(b), 3.1(c) and 3.5(c).

             6.5  ALLOCATION OF ROLLOVER CONTRIBUTIONS.   Rollover
   Contributions made by or for an Employee shall be allocated to his Transfer Account as soon as practicable following receipt of such Contributions by the Trustee and the deposit of such funds into the Trust Fund.

             6.6 ALLOCATION OF SUPPLEMENTAL EMPLOYER CONTRIBUTIONS. In the event that a Supplemental Employer Contribution is made with respect to any Plan Year, such Contribution shall be allocated to the Savings Accounts of all Participants who are not Highly Compensated Eligible Employees. Such allocation shall be in the proportion to the ratio that each such Participant's Earnings bears to the total Earnings of all such Participants. Supplemental Employer Contributions made for a Plan Year shall be allocated to Participants' Savings Accounts as of the last day of such Plan Year.

             6.7  MAXIMUM ALLOCATION.

             (a) Except as provided in paragraph (b) below, the allocations to the Account of any Participant in any Limitation Year shall be limited so that the Participant's Annual Additions for such Year do not exceed the Maximum Permissible Amount.

             (b) If the foregoing limitation on allocations would be ex-ceeded in any Limitation Year for any Participant as a result of
   (i) the allocation of forfeitures; (ii) reasonable error in estimating a Participant's Compensation (as defined in Section 1.29);
   (iii) reasonable error in determining the amount of elective deferrals (within the meaning of Section 402(g)(3) of the Code) that may be made with respect to a Participant; or (iv) under such other limited facts and circumstances which the Commissioner of the Internal Revenue Service, pursuant to Treasury Regulation 1.415-6(b)(6), finds justify the availability of this subsection 6.7(b), the Participant's Earnings Deferral Contributions shall be distributed to him to the extent that such distribution would reduce the amount in excess of the limits of subsection 6.7(a). Any amounts in excess of the limits of subsection 6.7(a) remaining after such distribution shall be placed, unallocated to any Participant, in a Suspense Account. If a Suspense Account is in existence at any time during a particular Limitation Year, other than the Limitation Year described in the preceding sentence, all amounts in the Suspense Account must be allocated to Participants' Accounts (subject to the limits of this Section 6.7) before any contributions that constitute Annual Additions may be made to the Plan for that Limitation Year. The excess amount allocated pursuant to this subsection 6.7(b) shall be used to reduce Matching Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for that Participant. However, if that Participant is not covered by the Plan as of the end of the applicable Limitation Year, then the excess amount must be held unallocated in the Suspense Account for the Limitation Year and reallocated in the next Limitation Year to all of the remaining Participants in the Plan. The Suspense Account will not share in the valuation of Participants' Accounts and the allocation of earnings set forth in Section 6.9 of the Plan, and the change in fair market value and allocation of earnings attributable to the Suspense Account shall be allocated to the remaining Accounts hereunder as set forth in Section 6.9.

             (c) Any reduction in the contributions and allocations made under this Plan for a Participant's Account required pursuant to this
   Section 6.7 and Section 415 of the Code shall be effected, to the extent necessary, in the following manner: (i) first, the Matching Contribution that would have been made for the applicable Plan Year with respect to such Participant shall be reduced; (ii) next, the Supplemental Employer Contribution that would have been made for the applicable Plan Year with respect to such Participant shall be reduced; and (iii) last, the Earnings Deferral Contribution that would have been made for the applicable Plan Year with respect to such Participant, adjusted for earnings, gains and losses allocable thereto, shall be reduced. Any reductions in Matching Contributions and Supplemental Employer Contributions pursuant to clauses (i) and
   (ii), adjusted for gains, earnings and losses allocable thereto, shall be treated pursuant to subsection (b) of this Section. The amount of any reductions in Earnings Deferral Contributions pursuant to clause (iii), adjusted for gains, earnings and losses allocable thereto, shall be paid by the Trustee directly to the affected Participant pursuant to subsection (b) of this Section.

             (d) Upon termination of the Plan, any amounts in a Suspense Account at the time of such termination shall revert to the Company.

             (e) In the event that any Participant under this Plan is also a Participant in a defined benefit plan (as defined in Section 415(k) of the Code) maintained by the Company, the sum of the defined benefit plan fraction and the defined contribution plan fraction (as such terms are defined in Section 415(e) of the Code) for any Limitation Year with respect to such Participant shall not exceed one (1). If such sum exceeds one (1), the contributions and allocations to the Participant's Account under this Plan shall be reduced (prior to the reduction of any benefit of such Participant under such defined benefit plan), as necessary, to obtain compliance with Section 415(e) of the Code. Any such reduction under this Plan shall be made only to the extent necessary so that the sum of such fractions shall equal one (1). For purposes of this Section 6.7, a plan is deemed to be maintained by the Company if the plan is maintained by any Affiliated Employer.

             (f) If a Participant is entitled to receive an allocation under this Plan and any Related Plan and, in the absence of the limitations contained in this Section 6.7, the Company would contribute or allocate to the Account of that Participant an amount for a Limitation Year that would cause the Annual Additions to the

   Account of the Participant to exceed the Maximum Permissible Amount for such Year, then the contributions and allocations made with respect to the Participant under this Plan shall not be reduced until the contributions or allocations under the Related Plan have been reduced to the extent necessary so that the allocation of such Annual Additions does not exceed the Maximum Permissible Amount.

             (g) The provisions of this Section shall be interpreted by the Committee, in the administration of the Plan, to reduce allocations (as required by this Section) only to the minimum extent necessary to reflect the requirements of Section 415 of the Code, as amended and in force from time to time, and Treasury Regulations promulgated pursuant to said Section, which are hereby incorporated by reference herein.

             6.8 VESTING. (a) Each Participant shall at all times be fully vested in the Adjusted Balance of his Savings Account and Transfer Account under the Plan.

             (b) Each Participant who was a participant in the Anchor Plan, and who was a "Member" within the meaning of that plan, on July 2, 1987, shall at all times be fully vested in the Adjusted Balance of his Anchor Account and Matching Contributions Account under the Plan.

             (c) Each Participant who was a participant in the Anchor Plan, but who was not a "Member" within the meaning of that plan, on July 2, 1987, shall have a vested interest in the Adjusted Balance of his Anchor Account in accordance with the provisions of Article VII of the Anchor Plan as in effect on December 31, 1988.

             (d) Each Participant who was a participant in the Rogers Plan shall at all times be fully vested in the Adjusted Balance of his Rogers Account.

             (e) Each Participant who was a participant in the Sanford Plan shall at all times be fully vested in the Adjusted Balance of his Sanford Account.

             (f) Each Participant who was employed in the Packaging Division of Anchor Hocking Corporation at its locations in Lancaster, Ohio, Weirton, West Virginia, Connellsville, Pennsylvania and Glassboro, New Jersey on December 31, 1992 shall be fully vested in the Adjusted Balance of his Matching Contributions Account as of December 31, 1992.

             (g) Each Participant who was employed by the Counselor Borg Scale Company on October 27, 1993 shall be fully vested in the Adjusted Balance of his Matching Contributions Account as of October 27, 1993.

             (h) Each Participant who was a participant in an Intercraft Plan shall at all times be fully vested in the Adjusted Balance of his Intercraft Account.

             (i) Each Participant who was a participant in the Levolor Plan shall at all times be fully vested in the Adjusted Balance of his Levolor Account.

             (j) Each Participant not described in paragraph (b), (f), or (g) shall have a vested interest in the Adjusted Balance of his Matching Contributions Account in accordance with the following
   Schedule:

                                           Vested       Forfeitable
              Years of Vesting Service   Percentage     Percentage
              ------------------------   ----------     -----------

              Fewer than 5 years             0%            100%
              5 years or more              100%              0%


             (k) On reaching his Normal Retirement Date while an Em-ployee, a Participant shall be one hundred percent (100%) vested in the Adjusted Balance of his Anchor Account and Matching Contributions Account.

             (l) In the event a Participant dies or becomes permanently disabled (as defined in Section 7.3) while an Employee, he shall be one hundred percent (100%) vested in the Adjusted Balance of his Anchor Account and Matching Contributions Account as of the date of his death or termination due to disability.

             6.9 ALLOCATIONS AND ADJUSTMENTS TO ACCOUNT. As of the close of business of each business day , the Trustee shall determine, on an accrual basis of accounting, the Adjusted Balance of the Account of each Participant in the following manner:

             (a) The Trustee shall determine the earnings and the amount of any realized or unrealized appreciation or depreciation in the fair market value of each of the Investment Funds, determined as of the close of business of the preceding business day. Such determination shall reflect a reduction for any investment manager fees charged with respect to a particular Investment Fund. In determining such value the Trustee shall use such generally accepted methods and bases as the Trustee, in its discretion, shall deem advisable. The judgment of the Trustee as to the fair market value of any asset shall be presumptively conclusive and binding on all persons.

             (b) Except as otherwise provided in paragraph (c) next below, the earnings and market appreciation or depreciation of each Investment Fund (including earnings and appreciation or depreciation attributable to the investment of any Suspense Account in such Investment Fund) shall be allocated to each applicable Account (excluding any Suspense Account) that is invested in such Investment Fund on the current business day by multiplying the earnings and market appreciation or depreciation of such Fund by a fraction, the numerator of which is the Adjusted Balance of such Account invested in the applicable Fund as of the close of business of the preceding business day and the denominator of which is the total of the Adjusted

   Balances of all such Accounts (excluding any Suspense Account) invested in such Fund as of the close of business of the preceding business day (subtracting for purposes of determining such fraction all distributions, withdrawals and loans made from any such Account since such prior business day). Each such Account (excluding any Suspense Account) shall be adjusted by adding thereto or subtracting therefrom its share of the earnings and market appreciation or depreciation of each Investment Fund as determined by the preceding sentence. Each Account shall then be further adjusted by adding to it the amount of contributions, if any, allocable thereto for each Participant pursuant to Sections 6.3, 6.4, 6.5 and 6.6 since the close of business of the preceding business day, and subtracting therefrom all distributions, withdrawals and loans from such Account since such preceding business day.

             (c) Earnings on amounts relating to Rollover Contributions, benefit payments and loan repayments that are invested by the Trustee in short term investment obligations pending allocation to Participants' Accounts or distribution to Participants or Beneficiaries, as the case may be, shall first be used to pay certain administrative expenses described in Section 9.6. Any remaining earnings on such amounts shall be allocated among the Accounts of all Participants employed by an Employer in proportion to the ratio that each such Participant's Account balance bears to the total Account balances of all such Participants.

             6.10 ALLOCATION OF FORFEITURES. As of each Wage Payment Date any amount that may have become allocable during the corresponding Wage Payment Period by reason of a forfeiture of the Adjusted Balance of the Anchor Account or Matching Contributions Account of any Participant pursuant to Section 7.4 shall first be used to pay certain administrative expenses described in Section 9.6. Any remaining amounts of forfeitures shall be used to offset the amount of Matching Contributions to be made for the next Wage Payment Period by such Participant's Employer pursuant to Section 4.1 and shall be allocated among the Matching Contributions Accounts of all Participants employed by such Employer pursuant to the provisions of
   Section 6.3.

             6.11 ACCOUNTS TRANSFERRED FROM THE ROGERS PLAN. If a Participant who was a participant in the Rogers Plan prior to January 1, 1992 had accounts transferred from the Rogers Plan to this Plan by reason of the termination of the Rogers Plan as of December 31, 1991, such transferred accounts, and the earnings and losses allocable thereto, shall be held in the Rogers Account established in the Participant's name under the Trust.

             6.12 ACCOUNTS TRANSFERRED FROM THE SANFORD PLAN. If a Participant who was a participant in the Sanford Plan prior to January 1, 1993 had accounts transferred from the Sanford Plan to this Plan by reason of the merger of the Sanford Plan as of December 31, 1992, such transferred accounts, and the earnings and losses allocable thereto, shall be held in the Sanford Account established in the Participant's name under the Trust.

             6.13 ACCOUNTS TRANSFERRED FROM AN INTERCRAFT PLAN. If a Participant who was a participant in an Intercraft Plan prior to January 1, 1994 has accounts transferred from the Intercraft Plan to this Plan by reason of the merger of the Intercraft Plan as of January 1, 1994, such transferred accounts, and the earnings and losses allocable thereto, shall be held in the Intercraft Account established in the Participant's name under the Trust.

             6.14 ACCOUNTS TRANSFERRED FROM THE LEVOLOR PLAN. If a Participant who was a participant in the Levolor Plan prior to October 1, 1994 has accounts transferred from the Levolor Plan to this Plan by reason of the merger of the Levolor Plan as of October 1, 1994, such transferred accounts, and the earnings and losses allocable thereto, shall be held in the Levolor Account established in the Participant's name under the Trust.


                                 ARTICLE VII

                             PAYMENT OF BENEFITS
                             -------------------

             7.1 PAYMENTS ON RETIREMENT. A Participant who attains his Normal Retirement Date and continues to be an Employee shall continue to share in the allocation of Earnings Deferral Contributions, Supplemental Employer Contributions, Matching Contributions, and may elect or continue to enter into Long-Term Savings Agreements. Upon the retirement of a Participant at or after his Normal Retirement Date, the Committee shall notify the Trustee in writing of the Participant's retirement and shall direct the Trustee to make payment, in a method provided in the Plan, of the Adjusted Balance of the Participant's Account as of the Participant's retirement date.

             7.2  PAYMENTS ON DEATH.

             (a) Upon the death of a Participant the Committee shall promptly notify the Trustee in writing of the Participant's death and the name of his Beneficiary (or Surviving Spouse if paragraph (c) is applicable) and shall direct the Trustee to make payment, in a method provided in the Plan, of the Adjusted Balance of the Participant's Account as of his date of death, to his Beneficiary or Surviving Spouse, as the case may be, in accordance with Section 7.5.

             (b) Each Participant who is not married to a Surviving Spouse at the date of his death, and each married Participant whose Surviving Spouse has consented to an alternate Beneficiary designation, shall have the right to designate, by giving a written designation to the Committee, a person or persons or entity as Beneficiary to receive the death benefit provided under this Section
   7.2. Successive designations may be made, and the last designation received by the Committee prior to the death of the Participant shall be effective and shall revoke all prior designations. If a designated Beneficiary shall die before the Participant, his interest shall terminate and, unless otherwise provided in the Participant's designation, if such designation named more than one Beneficiary, such interest shall be paid in equal shares to those Beneficiaries, if any, who survive the Participant. The Participant shall have the right to revoke the designation of any Beneficiary without the consent of the Beneficiary.

             (c) The Beneficiary of each married Participant shall be the Surviving Spouse of the Participant and the death benefits of any Participant who is married to a Surviving Spouse at the date of his death shall be paid in full to his Surviving Spouse in a single lump sum. Notwithstanding the preceding sentence, the death benefits provided pursuant to Section 7.2(a) shall be distributed to a married Participant's Beneficiary (if any) designated as provided in paragraph
   (b) and pursuant to the method, if any, designated by the Participant as provided in paragraph (b), if the Participant's Surviving Spouse consented to such designation by the Participant, prior to the date of his death, in writing in accordance with the requirements of Sections 205(b)(1)(C)(i) and 205(c)(2)(A) of ERISA. Such consent must acknowledge the effect of the election and the identity of any non-Surviving Spouse Beneficiary, including any class of Beneficiaries or contingent Beneficiaries, and must be witnessed by a representative of the Plan or a notary public. The consent of the Participant's Surviving Spouse shall not be required if the Participant establishes to the satisfaction of the Committee that such consent may not be obtained because there is no Surviving Spouse or the Surviving Spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations. The Participant may not subsequently change the method of distribution elected by the Participant or the designation of his Beneficiary unless his Surviving Spouse consents to the new election or designation in accordance with the requirements set forth in the preceding sentence, or unless the Surviving Spouse's consent permits the Participant to change the election of method of payment or the designation of his Beneficiary without the Surviving Spouse's further consent. A Spouse's consent shall be irrevocable. Any consent by a Surviving Spouse, or establishment that the consent of the Surviving Spouse may not be obtained, shall be effective only with respect to that Surviving Spouse.

             (d) If a Participant shall fail to designate a Beneficiary, or if such designation shall for any reason be illegal or ineffective, or if no Beneficiary shall survive the Participant, his death benefits shall be paid:

             (i)  to his Surviving Spouse;

             (ii) if there is no Surviving Spouse, to his surviving children (including legally adopted children) in equal shares;

             (iii) if there is neither a Surviving Spouse nor surviving children, to his surviving parents in equal shares;

             (iv) if there is neither a Surviving Spouse, nor surviving children or surviving parents, to the duly appointed and qualified executor or other personal representative of the

        Participant to be distributed in accordance with the Participant's will or applicable intestacy law; or

             (v) in the event that there shall be no such representative duly appointed and qualified within six (6) months after the date of death of such deceased Participant, then to such persons as, at the date of his death, would be entitled to share in the distribution of such deceased Participant's personal estate under the provisions of the applicable statute then in force governing the descent of intestate property, in the proportions specified in such statute.

             (e) The Committee may determine the identity of the dis-tributees and in so doing may act and rely upon any information it may deem reliable upon reasonable inquiry, and upon any affidavit, certificate, or other paper believed by it to be genuine, and upon any evidence believed by it sufficient.

             7.3 PAYMENTS ON DISABILITY. Upon the termination of a Participant's employment with all Employers by reason of a disability, the Committee shall notify the Trustee in writing of said disability termination, and shall direct the Trustee to make payment, in a method provided in the Plan, of the Adjusted Balance of the Participant's Accounts as of the date of such Participant's disability termination. For purposes of this section "disability" means a physical or mental condition that is expected to render the Participant permanently unable to perform his usual duties or any comparable duties for his Employer. The determination of the existence of such disability shall be made by the Committee and shall be final and binding upon such Participant and all other parties. The Committee may require submission of such medical evidence as it may deem necessary in order to arrive at its determination. The Committee's determination of the existence of a disability will be made with reference to the nature of the injury without regard to the period the Participant is absent from work.

             7.4 PAYMENTS ON TERMINATION FOR REASONS OTHER THAN RETIRE-MENT, DEATH OR DISABILITY. Upon the termination of employment with all Employers of a Participant for any reason other than retirement, death or disability, the Committee shall notify the Trustee in writing of the Participant's termination and shall direct the Trustee to make payment of the Adjusted Balance of the Participant's Savings Account, Rogers Account, Intercraft Account, Levolor Account, Sanford Account and Transfer Account, and the vested portion of the Adjusted Balance of his Anchor Account and Matching Contributions Account, as of the Valuation Date immediately succeeding his application for distribution, in accordance with Section 7.5. The non-vested portion, if any, of the Adjusted Balance of the Participant's Anchor Account and Matching Contributions Account shall be forfeited after the Participant incurs a one-year Break in Service. Forfeitures shall be used first to pay certain administrative expenses described in
   Section 9.6, and then to reduce Matching Contributions for the Plan Year next following the Year the forfeiture occurs and for succeeding Years, to the extent necessary, as provided in Section 6.10. If a Participant is reemployed before he incurs a Break in Service of at least five years, the forfeited portion of his Anchor Account and
   Matching   Contribution Account will be reinstated and he will
   continue to vest in such Accounts. If a Participant who is rehired before he incurs a Break in Service of at least five years again incurs a termination of employment under circumstances in which he is not fully vested in his Anchor Account and Matching Contributions Account, a portion of his Anchor Account and Matching Contributions Account distributable on the date of his later termination of employment shall be calculated as follows:

             (i) the amount distributed to the Participant from his Anchor Account and Matching Contributions Account upon his earlier termination of employment shall be added to the Adjusted Balance of his Anchor Account and Matching Contributions Account;

             (ii) the amount determined under paragraph (i) shall be multiplied by the vested percentage as of the date of his later termination of employment determined under Section 6.8; and

             (iii) the amount distributed to the Participant upon his earlier termination of employment shall be deducted from the product calculated under paragraph (ii) to determine the amount distributable upon his termination of employment.

             7.5 MANNER AND TIMING OF PAYMENT. (a) Whenever the Committee shall direct the Trustee to make payment to a Participant, his Beneficiary, or his Surviving Spouse upon termination of the Participant's employment (whether by reason of retirement, death, disability or for other reasons), the Committee shall direct the Trustee to pay the Adjusted Balance of his Savings Account, Transfer Account, Rogers Account, Intercraft Account, Levolor Account and Sanford Account, if any, and the vested portion of the Adjusted Balance of his Matching Contributions Account and Anchor Account, if any, to or for the benefit of the Participant, his Beneficiary, or his Surviving Spouse, in cash or wholly or partly in kind, in either of the following ways as the Participant (or, in the case of a deceased former Participant, his Beneficiary or Surviving Spouse) shall determine:

             (i) In a lump sum, payable sixty days after termination of the Participant's employment with all Employers unless the Participant elects to defer payment until March 31 of the succeeding Plan Year; provided that distributions in kind shall be valued at the fair market value of the assets distributed on the date of such distribution; or

             (ii) In installments payable in fixed and substantially equal monthly, quarterly, semi-annual or annual amounts, com-mencing sixty days after termination of the Participant's employment with all Employers, unless the Participant elects to defer commencement of payments until March 31 of the succeeding Plan Year; and continuing over a period not longer than the maxi-mum period permitted under paragraph (c) below; provided that distributions in kind shall be valued at the fair market value of the assets distributed on the date of such distribution. The

        Participant, or Beneficiary or Surviving Spouse, as the case may be, may increase the fixed amount of the installment payment previously elected, or may elect to have the remaining vested portions of the Adjusted Balance of the Accounts paid in a lump sum. Such election shall be effective as of the first day of any month if written notice is received by the Committee no later than the fifteenth day of the preceding month.

             (b) Notwithstanding anything to the contrary in the Plan, and subject to subsection 7.5(d), if on the last day of the Plan Year corresponding to or following the date of a Participant's termination of employment, the total amount payable under paragraph (a), excluding amounts distributable from his Transfer Account, is $3,500 or less, such amount shall be distributed to the Participant in a lump sum as soon as is administratively feasible following such date. Notwithstanding the foregoing, if on the last day of the Plan Year corresponding to or following the date of a Participant's termination of employment, the total amount payable under paragraph (a), excluding amounts distributable from the Participant's Transfer Account, exceeds $3,500, no part of such amount may be distributed prior to the earlier of the Participant's Normal Retirement Date or the date of his death without the written consent of the Participant.

             (c) Notwithstanding anything to the contrary contained elsewhere in the Plan:

             (i) The payment of benefits under the Plan to any Participant will:

             (A) be distributed to him not later than the Required Distribution Date (as defined in paragraph (c)(iii)), or

             (B) be distributed to him commencing not later than the Required Distribution Date in accordance with regu-lations prescribed by the Secretary of the Treasury (I) over the life of the Participant or over the lives of the Participant and his Beneficiary, or (II) over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and his Beneficiary.

             (ii) (A) If the Participant dies after distribution to him has commenced pursuant to paragraph (c)(i)(B) but before his entire interest in the Plan has been distributed to him, then the remaining portion of that interest will be distributed at least as rapidly as under the method of distribution being used under paragraph (c)(i)(B) at the date of his death.

                  (B) If the Participant dies before distribution to him has commenced pursuant to paragraph (c)(i)(B), then, except as provided in paragraphs (c)(ii)(C) and (c)(ii)(D), his entire interest in the Plan will be distributed within five years after his death.

                  (C)  Notwithstanding the provisions of paragraph
        (c)(ii)(B), if the Participant dies before distribution to him has commenced pursuant to paragraph (c)(i)(B) and if any portion of his interest in the Plan is payable (I) to or for the benefit of a Beneficiary, (II) in accordance with regulations prescribed by the Secretary of the Treasury over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary, and (III) beginning not later than one year after the date of the Participant's death or such later date as the Secretary of the Treasury may prescribe by regulations, then the portion of his interest referred to in this paragraph (c)(ii)(C) shall be treated as distributed on the date on which such distributions begin.

                  (D)  Notwithstanding the provisions of paragraphs
        (c)(ii)(B) and (c)(ii)(C), if the Beneficiary referred to in paragraph (c)(ii)(C) is the Surviving Spouse of the Participant, then

                  (I)  the date on which the distributions are
                       required to begin under paragraph
                       (c)(ii)(C)(III) of this Section shall not be earlier than the date on which the Participant would have attained age 70 1/2, and

                  (II) if the Surviving Spouse dies before the
                       distributions to that Spouse begin, then this paragraph (c)(ii)(D) shall be applied as if the Surviving Spouse were the Participant.

             (iii) For purposes of this paragraph (c), the Required Distribution Date means April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

             (iv) For purposes of this paragraph (c), the life expectancy of a Participant and his Spouse may be redetermined, but not more frequently than annually. This subsection (c)(iv) shall not apply in the case of a life annuity.

             (v) A Participant may not elect a form of distribution providing for payments after the Participant's death to a Beneficiary other than his Spouse unless the actuarial value of the payments expected to be made to the Participant during his lifetime is more than fifty percent (50%) of the actuarial value of the total payments expected to be made under such form of distribution.

             (d) This subsection 7.5(d) applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this subsection, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an

   Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

             (i)  Definitions.

             (A)  "Eligible Rollover Distribution" is any
        distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

             (B) "Eligible Retirement Plan" is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's eligible rollover distribution. However, in the case of an Eligible Rollover Distribution to the Surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

             (C) "Distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's Surviving Spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

             (D) "Direct Rollover" is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

             (e) If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

             (i) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

             (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

             (f) A Participant who entered the Levolor Plan prior to September 1, 1990 and for whom a Levolor Account has been established under the Plan may elect to have the Adjusted Balance of the portion of such Levolor Account attributable to employer profit sharing contributions paid either pursuant to paragraph (g) below or in the form of a paid-up annuity policy.

             (g) Notwithstanding the above, the following provisions of this paragraph (g) apply with respect to the Adjusted Balance of (i) the portion of a Participant's Intercraft Account held under the Intercraft Retirement Program, and (ii) the portion of a Participant's Levolor Account referred to in paragraph (f) above, in the case of a Participant who elects payment of such portion in the form of an annuity pursuant to paragraph (f) above:

             (i)  Payment for reasons other than death.

             (A) Upon termination of a Participant's employment with all Employers for any reason other than death, the Committee shall direct the Trustee to pay such portion as follows:

                  (I) If the Participant has a Spouse at the date payments to him are to commence, such amount shall be payable to the Participant in the form of a Joint and Survivor Annuity. However, the Participant, with the consent of his Spouse, may elect during the Election Period to waive payment in the form of a Joint and Survivor Annuity pursuant to subsection (i)(B) below and elect payment of such portion in a method described in
                       Section 7.5(a) and (d) above. For purposes of this subsection (i), the term "Joint and Survivor Annuity" means an annuity payable to the Participant for his life, with a survivor annuity payable to his Spouse for the life of such Spouse commencing on the first day of the month immediately following the date of death of the Participant, in an amount equal to one-half of the amount payable during the life of the Participant.

                  (II) If a Participant does not have a Spouse at the
                       date payments to him are to commence, such portion shall be payable to him in the form of a Single Life Annuity. However, the Participant may elect during the Election Period to waive payment in the form of a Single Life Annuity pursuant to subsection (i)(B) below and elect payment of such portion in a method described in Section 7.5(a) and (d) above. For purposes of this paragraph
                       (i), the term "Single Life Annuity" means an annuity payable to the Participant for his life.

                  (B) Within a reasonable time prior to the commencement of payments to a Participant under the Plan, the Committee shall give the Participant a written notice, in nontechnical terms, of his right to waive payment of such portion in the form of a Joint and Survivor Annuity or Single Life Annuity, as the case may be, pursuant to paragraph (i)(A) and of his right to elect the method of such payment as described in
             Section 7.5(a) and (d) above. Such notice shall include a description of (I) the terms and conditions of the Joint and Survivor Annuity or Single Life Annuity, whichever is applicable, (II) the Participant's right to make, and the effect of making, an election to waive the Joint and Survivor Annuity or Single Life Annuity, (III) the right of the Participant's Spouse, if any, not to consent to such an election, (IV) the right to make, and the effect of, a revocation of such an election, and (V) the methods of payment pursuant to Section 7.5(a) and (d) above. A Participant may elect at any time during the Election Period to waive the Joint and Survivor Annuity or Single Live Annuity, as the case may be, and to elect a method of payment described in Section 7.5(a) and (d) above. For purposes of this subsection (i), the term "Election Period" means the ninety-day period ending on the earliest date with respect to which payments to the Participant commence. Any election pursuant to this paragraph (i) may be modified or revoked during the Election Period and shall be automatically revoked if the Participant dies before payments commence.

                  (C) Any election by a married Participant to waive payment in the form of a Joint and Survivor Annuity shall not take effect unless the Participant's Spouse consents in writing to the election and such consent acknowledges the effect of the election. Such a consent must acknowledge the effect of the election and the identity of any non-Spouse Beneficiary, including any class of Beneficiaries or contingent Beneficiaries, designated to receive any installments remaining unpaid at the date of his death, and must be witnessed by a representative of the Plan or a notary public. The consent of the Participant's Spouse shall not be required if the Participant establishes to the satisfaction of the Committee that consent may not be obtained because there is no Spouse or the Spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations. Any designation by a Participant of a new Beneficiary or alternate method of payment shall not take effect unless the Participant's Spouse, if any, consents to the new designation pursuant to the procedures set forth in the preceding sentence or unless the Spouse's consent permits the Participant to change the designation of his Beneficiary or the method of payment without the

             Spouse's consent. A Spouse's consent shall be irrevocable.

             (ii) Payment By Reason of Death.

             (A) Upon the death of a Participant prior to commencement of payment of such portion to him, the Committee shall direct the Trustee to pay such amount as follows:

                  (I) If the Participant has a Spouse at the date of his death, the Adjusted Balance of such portion shall be payable to his Spouse as a Preretirement Survivor Annuity. However, the Participant, with the consent of his Spouse, may elect during the Election Period to waive the Preretirement Survivor Annuity pursuant to (ii)(B) below and elect payment of such portion in a method described in Section 7.5(a) and (d) above. For purposes of this paragraph (ii), the term "Preretirement Survivor Annuity" means an annuity payable for the life of the Participant's Spouse, commencing on the first day of the month after the date of death of the Participant.

                  (II) If a Participant does not have a Spouse at the
                       date of his death, such portion shall be payable to his Beneficiary in any of the ways set forth in
                       Section 7.5(a) above as the Participant shall elect by written notice delivered to the Committee during the Election Period.

             (B) The Committee shall provide each married Participant with a written explanation of the Preretirement Survivor Annuity. The explanation shall be provided to each such Participant as soon as may be practicable after his date of employment. If the employment of the Participant with the all Employers terminates prior to the date of his death and he is then reemployed, he must receive such written explanation as soon as practicable after the date of reemployment. Such notice shall include a description of
        (I) the terms and conditions of the Preretirement Survivor Annuity, (II) the Participant's right to make, and the effect of, an election to waive the Preretirement Survivor Annuity and to designate a beneficiary to receive the adjusted balances in his accounts, (III) the rights of the Participant's spouse not to consent to such an election,
        (IV) the right to make, and the effect of, the revocation of such an election, and (V) the methods of payment pursuant to paragraph (iv) below. A Participant may elect at any time during the Election Period to waive the Preretirement Survivor Annuity, if applicable, and to elect a method of payment described in Section 7.5(a) and (d) above. For purposes of this subsection (ii), the term "Election Period" means the period that begins on the date on which the Participant receives the aforementioned explanation and ends on the date of the Participant's death. Any election pursuant to this subsection (ii) may be modified or revoked during the Election Period.

             (C) Any election by a married Participant to waive payment in the event of his death in the form of a Preretirement Survivor Annuity and to designate a non-Spouse Beneficiary shall not take effect unless the Participant's Spouse consents in writing to the election and designation prior to the Participant's death. The Spousal consent provisions described in (i)(C) above shall apply.

             7.6 WITHDRAWALS FROM TRANSFER ACCOUNT. As of the last day of his first full Wage Payment Period of any month Participant may withdraw from his Transfer Account an amount not in excess of the Adjusted Balance thereof determined as of such day. Each request for distribution pursuant to this Section 7.6 must be made by written application to the Committee no later than the fifteenth day of the month preceding the last day of the applicable calendar month.

             7.7 WITHDRAWALS FROM ANCHOR ACCOUNT. A Participant for whom an Anchor Account has been established under the Plan shall be entitled to withdraw amounts from his various sub-accounts thereunder pursuant to this Section. The sub-accounts referred to below have the meaning as set forth in the Anchor Plan and consist of the funds accumulated thereunder as of December 31, 1988. Such withdrawals are effective as of the first day of any month if written notice is received by the Committee no later than the fifteen day of preceding month.

             (a) A Participant may elect to withdraw 25%, 50%, 75% or 100% of the portion of his Voluntary Member Contributions Sub-Account that is attributable to Voluntary Member Contributions made prior to January 1, 1987, excluding any net earnings and gain thereon.

             (b) A Participant who has withdrawn 100% of his pre-1987 Voluntary Member Contributions may elect to withdraw 25%, 50%, 75% or 100% of the portion of his Basic Member Contribution Sub-Account that is attributable to Basic Member Contributions made prior to January 1, 1987, excluding any net earnings and gains thereon.

             (c) Any Participant who has withdrawn 100% of his pre-1987 Voluntary Member and Basic Member Contributions may elect to withdraw 25%, 50%, 75% or 100% of the remainder of his Voluntary Member Contribution Sub-Account, including any net earnings and gain thereon.

             (d) A Participant who has withdrawn 100% of his pre-1987 Basic Member Contributions and 100% of his Voluntary Member Contributions Sub-Accounts may elect to withdraw 25%, 50%, 75% or 100% of the remainder of his Basic Member Contributions Sub-Account, including any net earnings and gain thereon.

             (e) A Participant who has withdrawn 100% of his Voluntary Member and Basic Member Contributions Sub-Accounts including any net earnings and gain thereon, may elect to withdraw 100% of his PAYSOP Sub-Account, including any net earnings and gain thereon.

             (f) A Participant who is at least 59-1/2 years old, or who has demonstrated the existence of a Hardship (as defined in paragraph (j) below), and who has withdrawn 100% of his Voluntary Member and Basic Member Contributions Sub-Accounts and 100% of his PAYSOP Sub-Account, may elect to withdraw 25%, 50%, 75% or 100% of his Voluntary Employer Contributions Sub-Account, including any net earnings and gain thereon earned through December 31, 1988; provided, however, that in the case of any Hardship withdrawal, the amount withdrawn pursuant to this paragraph shall be determined without regard to the percentages set forth in this paragraph and shall in no event exceed the amount necessary to relieve the Hardship.

             (g) A Participant who is at least 59-1/2 years old, or who has demonstrated the existence of a Hardship (as defined in paragraph (j) below), and who has withdrawn 100% of his Voluntary Contributions and Basic Member Contributions Sub-Accounts and 100% of his PAYSOP Sub-Account pursuant to subsections (a) through (f) may elect to withdraw 25%, 50%, 75% or 100% of his Basic Employer Contributions Sub-Account, including any net earnings and gain thereon earned through December 31, 1988; provided, however, that in the case of any Hardship withdrawal, the amount withdrawn pursuant to this paragraph shall be determined without regard to the percentages set forth in this paragraph and shall in no event exceed the amount necessary to relieve the Hardship.

             (h) A Participant who has withdrawn 100% of his Voluntary Contributions and Basic Contributions Sub-Accounts and 100% of his PAYSOP Sub-Account in accordance with (and as permitted by) paragraphs (a) through (g) of this Section may elect to withdraw 25%, 50%, 75% or 100% of his Matching Employer Contributions Sub-Account in which he has a vested interest, including any net earnings and gain thereon.

             (i) If a Participant makes a withdrawal under paragraphs (f) and/or (g) of this Section on account of a Hardship, such withdrawal shall be subject to the following rules:

             (i) Each request for such a withdrawal must be made by written application to the Committee supported by such evidence as the Committee may require;

             (ii) Each withdrawal shall be an account of a Hardship (as defined in paragraph (j)) suffered by the Participant;

             (iii) The amount withdrawn shall not be in excess of the immediate and heavy financial need of the Participant, which need shall be deemed to include any amounts necessary to satisfy any Federal, state or local income taxes or penalties reasonably expected to be incurred by the Participant as a result of the withdrawal;

             (iv) The Participant shall first obtain all distributions, other than hardship distributions, and all nontaxable loans currently available under the Plan and all other plans maintained by the Company or any Affiliated Employer;

             (v) The Participant's elective contributions and employee contributions (as defined in Treasury Regulation
                  Section 1.401(k)) shall be suspended under the Plan and all other plans maintained by the Company or any Affiliated Employer for twelve (12) months after his receipt of the Hardship withdrawal; and

             (vi) The Participant may not make elective contributions (as defined in Treasury Regulation Section 1.401(k)) under the Plan or any other plan maintained by the Company or any Affiliated Employer for the Participant's taxable year immediately following the taxable year of the Hardship withdrawal in excess of the applicable limit under Code Section 402(g) for such next taxable year less the amount of such Participant's elective contributions for the taxable year of the Hardship withdrawal.

             (j) For purposes of this Section and Section 7.12, a distribution will be on account of Hardship if it is needed for:
        (i) medical expenses described in Section 213(d) of the Code previously incurred by, or expected to be incurred by, the Participant, his spouse, or any of his dependents (as defined in Section 152 of the Code) or necessary for any of these persons to obtain medical care (as defined in Section 213(d) of the Code);
        (ii) payment of tuition and related educational fees for the next twelve months of post-secondary education for the Participant, his spouse, or any of his dependents (as defined in Section 152 of the Code); (iii) the purchase (excluding mortgage payments) of a principal residence for the Participant; or (iv) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

             (k) A Participant who has made a withdrawal pursuant to this Section and desires to resume having Earnings Deferral and Matching Contributions made for him, after the expiration of the periods provided in clauses v and vi of paragraph (i) above shall execute and file with the Committee a Long-Term Savings Agreement and any other forms required by the Committee, no later than the fifteenth day of the month preceding the beginning of any succeeding Wage Payment Period. In the event a Participant makes either concurrent or consecutive withdrawals under more than one of such paragraphs of this Section 7.7, the periods provided in such paragraphs shall run concurrently, with each period commencing on the effective date of the applicable withdrawal.

             7.8 WITHDRAWALS FROM ROGERS ACCOUNT. A Participant for whom a Rogers Account has been established under this Plan and who is at least 59-1/2 years old may elect to withdraw all or any portion of his Rogers Account. Such withdrawal shall be effective as of the first day of any month if written notice is received by the Committee no later than the fifteenth day of the preceding month.

             7.9 WITHDRAWALS FROM SANFORD ACCOUNT. (a) A Participant for whom a Sanford Account has been established under the Plan and who is at least 59-1/2 years old may elect to withdraw all or any portion of his Sanford Account. Such withdrawal shall be effective as of the first day of any month if written notice is received by the Committee no later than the fifteenth day of the preceding month.

             (b) A Participant for whom a Sanford Account has been established under the Plan and who has demonstrated the existence of a Hardship (as defined in paragraph 7.7(j)) may elect a withdrawal from his Sanford Account; provided, however, that in the case of any Hardship withdrawal, the amount withdrawn pursuant to this paragraph shall be made in accordance with paragraphs 7.7(i) and (k) and shall in no event exceed the amount necessary to relieve the Hardship.

             7.10 WITHDRAWALS FROM SAVINGS ACCOUNT. A Participant who is at least 59-1/2 years old may elect to withdraw from his Savings Account all or any portion of the Adjusted Balance thereof. Such withdrawal shall be effective as of the first day of any month if written notice is received by the Committee no later than the fifteenth day of the preceding month.

             7.11 WITHDRAWALS FROM INTERCRAFT ACCOUNT. (a) A Participant for whom an Intercraft Account has been established under the Plan and who is at least 59-1/2 may elect to withdraw all or any portion of his Intercraft Account, other than those amounts in the Intercraft Account attributable to (i) discretionary employer contributions made pursuant to Section 4.1 of the Intercraft Profit Sharing Plan and (ii) contributions made under the Intercraft Retirement Program. Such withdrawal shall be effective as of the first day of any month if written notice is received by the Committee no later than the fifteenth day of the preceding month.

             (b) A Participant for whom an Intercraft Account has been established under the Plan and who has demonstrated the existence of a Hardship (as defined in paragraph 7.7(j)) may elect a withdrawal from his Intercraft Account of amounts other than those attributable to the Intercraft Retirement Program; provided, however, that in the case of any Hardship withdrawal, the amount withdrawn pursuant to this paragraph shall be made in accordance with paragraphs 7.7(i) and (k) and shall in no event exceed the amount necessary to relieve the Hardship.

             (c) A Participant for whom an Intercraft Account has been established under the Plan and who is at least 65 may elect to withdraw all or any portion of his Intercraft Plan attributable to discretionary employer contributions made pursuant to Section 4.1 of the Intercraft Profit Sharing Plan. Such withdrawal shall be effective as of the first day of any month if written notice is received by the Committee no later than the fifteenth day of the preceding month.

             7.12 WITHDRAWALS FROM LEVOLOR ACCOUNT. (a) A Participant for whom a Levolor Account has been established under the Plan and who is at least 59-1/2 may elect to withdraw all or any portion of his Levolor Account, other than those amounts in the Levolor Account attributable to discretionary employer contributions made under the Levolor Plan. Such withdrawal shall be effective as of the first day of any month if written notice is received by the Committee no later than the fifteenth day of the preceding month.

             (b) A Participant for whom a Levolor Account has been established under the Plan and who has demonstrated the existence of a Hardship (as defined in paragraph 7.7(j)) may elect a withdrawal from his Levolor Account; provided, however, that in the case of any Hardship withdrawal, the amount withdrawn pursuant to this paragraph shall be made in accordance with paragraphs 7.7(i) and (k) and shall in no event exceed the amount necessary to relieve the Hardship.

             (c) A Participant for whom a Levolor Account has been established under the Plan and who is at least 65 may elect to withdraw all or any portion of his Levolor Plan attributable to discretionary employer contributions made under the Levolor Plan.
   Such withdrawal shall be effective as of the first day of any month if written notice is received by the Committee no later than the fifteenth day of the preceding month.

             7.13 RULES GOVERNING IN-SERVICE DISTRIBUTIONS. (a) In the event a Participant requests to receive a distribution pursuant to Sections 7.6, 7.7, 7.8, 7.9, 7.10, 7.11 or 7.12, and the distribution is approved if necessary, the distribution shall be paid to the Participant as soon as is reasonably practicable upon receipt of the written request for such distribution. If a Participant's termination of employment with all Employers occurs after an election is made in accordance with those Sections, but prior to distribution of the full amount elected, such election shall be automatically void and the benefits he or his Surviving Spouse or Beneficiary are entitled to receive under the Plan shall be distributed in accordance with the other provisions of this Article.

             (b) A Participant may not make more than one withdrawal per Plan Year pursuant to each of Section 7.6, 7.7, 7.8, 7.9, 7.10, 7.11 or 7.12.

             7.14 DISTRIBUTION OF UNALLOCATED CONTRIBUTIONS. (a) If on the date of termination of a Participant's employment, the Participant's Employer shall be holding a Rollover Contribution made by the Participant, but not yet allocated to his Transfer Account, such Employer shall pay such amounts either directly to the Partici-pant (or his Beneficiary or Surviving Spouse, as the case may be) or to the Trustee, to be distributed by the Trustee in accordance with
   Section 7.5.

             (b) If on the date of termination of a Participant's employment, a Participant's Earnings have been reduced by any amount pursuant to a Long-Term Savings Agreement, or a Matching Contribution has been made on behalf of such Participant pursuant to Section 4.1(a), and any such amount has not yet been allocated to his Savings Account or Matching Contributions Account (whichever is applicable), the Participant's Employer shall pay such amounts to the Trustee to be credited to the Participant's Savings Account or Matching Contributions Account (whichever is applicable), to be distributed by the Trustee in accordance with Section 7.5.

             7.15 ADMINISTRATIVE POWERS RELATING TO PAYMENTS. If a Participant, Beneficiary, or Surviving Spouse, is under a legal disability or, by reason of illness or mental or physical disability, is in the opinion of the Committee unable properly to attend to his personal financial matters, the Trustee may make such payments in such of the following ways as the Committee shall direct:

             (a)  directly to such Participant, Beneficiary, or Surviving
        Spouse;

             (b) to the legal representative of such Participant, Beneficiary, or Surviving Spouse; or

             (c) to some relative by blood or marriage, or friend, for the benefit of such Participant, Beneficiary or Surviving Spouse.

   Any payment made pursuant to this Section shall be in complete discharge of the obligation therefor under the Plan.

             7.16 DISTRIBUTIONS FROM SAVINGS ACCOUNT. Notwithstanding anything to the contrary contained elsewhere in the Plan, a Participant's Savings Account, that portion of his Anchor Account attributable to Basic Employer Contributions and Voluntary Employer Contributions (as defined in the Anchor Plan), that portion of his Rogers Account attributable to elective deferrals (within the meaning of the Rogers Plan), that portion of his Sanford Account attributable to elective deferrals (within the meaning of the Sanford Plan), that portion of his Intercraft Account attributable to elective deferrals (within the meaning of the Intercraft Profit Sharing Plan) and that portion of his Levolor Account attributable to elective deferrals (within the meaning of the Levolor Plan) shall not be distributable other than upon:

             (a) the Participant's separation from service, death, or disability;

             (b) termination of the Plan without establishment or maintenance of another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(f) of the Code);

             (c) the date of the sale or other disposition by the Participant's Employer to an unrelated corporation of substantially all of the assets (within the meaning of Sec-tion 409(d)(2) of the Code) used by such Employer in a trade or business of the Employer, but only if (i) the Participant is employed by such trade or business and continues employment with the entity acquiring such assets, and (ii) the Company continues to maintain the Plan after the sale or other disposition. The sale of 85% of the assets used in the trade or business shall be deemed a sale of "substantially all" of the assets used in such trade or business;

             (d) the date of the sale by the Participant's Employer of such Employer's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code), but only if (i) the Participant is employed by such subsidiary and continues employment with such subsidiary following such sale, and (ii) the Company continues to maintain the Plan after the sale or other disposition;

             (e)  the Participant's attainment of age 59-1/2; or

             (f) the Participant's Hardship (in the case of a distribution from a Participant's Anchor Account, Sanford
        Account, Intercraft Account and Levolor Account).

   Notwithstanding anything to the contrary contained herein, an event shall not be treated as described in clauses (b), (c) or (d) above with respect to any Participant unless the Participant receives a lump sum distribution (as defined in Section 401(k)(10)(B)(ii) of the Code) by reason of the event. Nothing in this Section is intended to expand the instances in which distributions may be made to Participants.
   This Section is included in the Plan solely to set forth the restrictions of Section 401(k) of the Code.


                                ARTICLE VIII

                            LOANS TO PARTICIPANTS
                            ---------------------

             8.1 LOANS TO PARTICIPANTS. (a) The Committee shall direct the Trustee to make a loan to active Participants, and, to the extent not inconsistent with Section 401(a) of the Code, to former Participants who are parties in interest (as defined in Section 3(14) of ERISA) and who retain account balances under the Plan pursuant to
   Section 7.5(b) ("Former Participants"), applied for pursuant to the terms of this Article. No more than one such loan may be outstanding from the Plan to any Participant at any time. Such loan shall be in an amount which does not exceed the amount set forth in Section 8.2 below. A loan shall be made on the written application of the Participant to the Committee and on such terms and conditions as are set forth in this Section 8.1 and Sections 8.2 and 8.3 below. In making such loans the Committee shall pursue uniform policies and shall not discriminate in favor of or against any Participant or group of Participants.

             (b) Each borrowing Participant shall, as a condition to receiving a loan hereunder, specify in his loan application the Investment Funds in which each of his Accounts are invested from which such loan shall be paid. Each such loan shall be made in accordance with the specification of the borrowing Participant except that if any Investment Fund imposes any restriction or penalty on a distribution, the loan shall be paid from the Investment Funds in such manner as will comply with such restriction and avoid such penalty. Principal and interest payments on a loan shall be allocated among Investment Funds in accordance with subsection 8.4(e).

             (c) The Committee may impose such additional uniform and nondiscriminatory administrative requirements upon Participants applying for loans as the Committee may determine.

             8.2 MAXIMUM LOAN AMOUNT. (a) In no event shall any loan made pursuant to this Article to any Participant be in an amount which shall cause the outstanding aggregate balance of all loans made to such Participant under this Plan and all other qualified employer plans (as defined in Section 72(p)(4)(A) of the Code) maintained by the Participant's Employer to exceed the lesser of:

             (i)  $50,000, reduced by the excess (if any) of:

             (A) the highest outstanding balance of loans from the Plan and such plans to the Participant during the one-year period ending on the day before the date such loan is made, over

             (B) the outstanding balance of loans from the Plan and such plans to the Participant on the date on which such loan is made; or

             (ii) fifty percent (50%) of the vested portion of the Adjusted Balance of the Participant's Accounts. For purposes of this clause, the Adjusted Balance of the Accounts of the Participant shall be determined as of the valuation of such Accounts most recently available as of the date the loan is effective.

             8.3 REPAYMENT OF LOANS. Any loan made under this Article shall mature and be payable in full on a date elected by the borrowing Participant that (a) in the case of a loan which does not exceed $2,000, is within three (3) years from the date such loan is made, (b) in the case of a loan which exceeds $2,000, but does not exceed $3,000, is within four (4) years from the date such loan is made, and
   (c) in the case of a loan which exceeds $3,000, is within five (5) years from the date such loan is made. Notwithstanding the foregoing, in the case of a loan used to acquire any dwelling unit that within a reasonable time after the loan is made is to be used (determined at the time the loan is made) as the Participant's principal residence, the terms specified in clauses (a) and (b) above apply, but in addition, such loans shall mature and be payable on the date elected by the borrowing Participant that (i) in the case of such a loan which exceeds $3,000, but does not exceed $4,000, is within five (5) years from the date such loan is made, (ii) in the case of such a loan which exceeds $4,000, but does not exceed $5,000, is within six (6) years from the date such loan is made, (iii) in the case of such a loan which exceeds $5,000, but does not exceed $6,000, is within seven (7) years from the date such loan is made, (iv) in the case of such a loan which exceeds $6,000, but does not exceed $7,000, is within eight (8) years from the date the loan is made, (v) in the case of such a loan which exceeds $7,000, but does not exceed $8,000, is within nine (9) years from the date the loan is made, and (vi) in the case of such a loan which exceeds $8,000, is within ten (10) years from the date the loan is made.

             8.4 TERMS. (a) Loans to Participants shall be made according to the following terms:

             (i) the minimum principal amount of any loan, at the time it is made, shall be $1,000.

             (ii) proceeds of the loan shall be disbursed to a Partici-pant no later than sixty (60) days after he has applied for the loan in accordance with procedures established by the Committee;

             (iii) each loan shall be adequately secured, provided that such security shall not include a portion in excess of fifty percent (50%) of the vested portion of the Adjusted Balance of the Participant's Accounts as of the date the loan is effective;

             (iv) interest shall be charged on a loan at a rate that is commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances. The Committee shall determine a reasonable rate of interest based on the foregoing;

             (v) payments of principal and interest shall be made through payroll deductions, which deductions shall be irrevocably authorized by the borrowing Participant in writing on a form supplied by the Committee at the time the loan is made to him, and such payroll deductions shall be sufficient to amortize the principal and interest payable pursuant to the loan during the term thereof on a substantially level basis in equal installments (but not less frequently than quarterly). In the case of a Former Participant, payment of principal and interest shall be made by personal payment in quarterly or more frequent installments according to procedures established by the Committee;

             (vi) the borrowing Participant shall have the right to prepay all (but not a portion) of the interest and principal of such loan without penalty;

             (vii) the loans shall be evidenced by such forms of obligations, and shall be made upon such additional terms as to default, prepayment, security and otherwise as the Committee shall determine; and

             (viii) the Committee may charge a borrowing Participant reasonable administrative fees (payable to the Plan), on a nondiscriminatory basis, with respect to each loan.

             (b) The entire unpaid balance of any loan made under this Article and all interest due thereon, including all arrearages thereon, shall immediately become due and payable without further notice or demand, if with respect to the borrowing Participant, any of the following events of default occurs:

             (i) any payment of principal and/or accrued interest on the loan remains due and unpaid for a period of thirty (30) days after the same becomes due and payable under the terms of the loan;

             (ii) a proceeding in bankruptcy, receivership or insolvency is commenced by or against the borrowing Participant;

             (iii) the employment of the borrowing Participant with all Employers is terminated for any reason and the Participant does not become a Former Participant (except to the extent inconsistent with Section 401(a) of the Code); provided, however, that in the case of a Participant who terminates employment with an Employer but immediately commences employment with the purchaser of substantially all of the stock or assets of such Employer and continues employment with such purchaser, any such unpaid balance shall become due and payable pursuant to this subsection (b) upon the expiration of a reasonable period of time (as prescribed by the Committee) following the purchase of the Employer's stock or assets. During such period, the Participant shall continue to make payments of the principal and interest through payroll deductions pursuant to subsection 8.3(v) of the Plan, or by such other method deemed appropriate by the Committee.

             (iv) the borrowing Participant attempts to make an assignment, for the benefit of creditors, of any security for the loan; or

             (v) the borrowing Participant becomes a Former Participant and thereafter receives a distribution of the vested portion of the Adjusted Balance of his Accounts (except to the extent inconsistent with Section 401(a) of the Code).

   Any payments of principal and/or interest on the loan not paid when due shall bear interest thereafter, to the extent permitted by law, at the rate specified by the terms of the loan. The payment and acceptance of any sum or sums at any time on account of the loan after an event of default, or any failure to act or enforce the rights granted hereunder upon an event of default, shall not be a waiver of the right of acceleration set forth in this paragraph.

             (c) If an event of default and an acceleration of the unpaid balance of the loan and interest due thereon shall occur, the Committee shall direct the Trustee to pursue any remedies available to a creditor at law or under the terms of the loan, including the right to execute on the security for the loan; provided, however, that neither the Trustee nor the Committee may execute on any amount in the borrowing Participant's Savings Account at any time prior to the time that a distribution of the Account could occur consistent with the provisions of Section 7.14 of the Plan.

             (d) Each such loan shall be a first lien against the vested portion of the Adjusted Balances of the Accounts of the borrowing Participant, unless the Committee shall accept other security. If:
   (i) any portion of a loan shall be outstanding; and (ii) an event occurs pursuant to which the Participant or his estate or his Bene-ficiaries will receive a distribution or withdrawal from the Accounts of such Participant under the provisions of the Plan, then such distribution or withdrawal shall, to the extent necessary to liquidate the unpaid portion of the loan, be made to the Trustee as payment on the loan or loans. No distribution or withdrawal shall be made to a Participant or his estate or his Beneficiaries from his Accounts in an amount greater than the excess of the portion of his Accounts otherwise distributable over the aggregate of the amounts owing with respect to such loan plus interest, if any, thereon.

             (e) All loans made pursuant to this Article shall be funded from the vested portion of the Adjusted Balance of the borrowing Participant's Accounts as set forth in Section 8.2(b). The Accounts of a Participant shall, to the extent used to fund such loan, not participate in the allocation of earnings and losses pursuant to Sec-tion 6.9 or Article XI. All principal and interest paid by a Participant with respect to a loan shall be credited to the borrowing Participant's Accounts and shall not be allocated pursuant to Section
   6.9 as earnings of the Investment Funds. All payments of principal and interest made by a Participant with respect to a loan shall be allocated to one or more of the Investment Funds in the same ratio as the allocation of the Participant's Earnings Deferral Contributions to such Investment Funds, which is in effect pursuant to Section 11.3 at the time such payment is received by the Trustee. If no allocation direction is in effect at the time such payment is received, the payments shall be allocated based upon the last such allocation direction which was in effect for such Participant. If no such allocation direction was in effect at any time, such payment shall be allocated on a pro rata basis to each of the Investment Funds described in the schedule attached to the Trust Agreement.


                                 ARTICLE IX

                             PLAN ADMINISTRATION
                             -------------------

             9.1 COMPANY RESPONSIBILITY. The Company shall be respon-sible for and shall control and manage the operation and administration of the Plan. It shall be the "Plan Administrator" and "Named Fiduciary" for purposes of ERISA and shall be subject to service of process on behalf of the Plan. The Company shall appoint a Committee of two or more persons to be known as the Retirement

   Committee and to act on behalf of the Company in performing these duties. The Company shall advise the Trustee in writing of the names of the Committee members and of changes in membership from time to time.

             9.2 POWERS AND DUTIES OF COMMITTEE. The Committee shall administer the Plan in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan. The Committee shall direct the Trustee concerning all payments which shall be made out of the Trust pursuant to the Plan. The Committee shall interpret the Plan and shall determine all questions arising in the administration, interpretation, and application of the Plan, including but not limited to, questions of eligibility and the status and rights of Participants, Beneficiaries, Surviving Spouses and other persons. Any such determination by the Committee shall presumptively be conclusive and binding on all persons. The regularly kept records of an Employee's Employer shall be conclusive and binding upon all persons with respect to an Employee's age, time and amount of Com-pensation and Earnings and the manner of payment thereof, and all other matters contained therein relating to Employees. All rules and determinations of the Committee shall be uniformly and consistently applied to all persons in similar circumstances.

             9.3 RECORDS AND REPORTS OF COMMITTEE. The Committee shall keep all such books of account, records, and other data as may be necessary for proper administration of the Plan. The Committee shall notify the Trustee of any action taken by the Committee and, when required, shall notify any other interested person or persons.

             9.4 ORGANIZATION AND OPERATION OF COMMITTEE. (a) The Com-mittee shall act by majority vote of its members at the time in office, and such action may be taken either by a vote at a meeting or in writing without a meeting. The signature of any one of the members will be sufficient to authorize Committee action.

             (b) The Committee may authorize any one of the members or any other person to execute any document on behalf of the Committee, in which event the Committee shall notify the Trustee in writing of such action and the name or names of such member or person. The Trustee thereafter shall accept and rely upon any document executed by such member or persons as representing action by the Committee, until the Committee shall file with the Trustee a written revocation of such designation.

             (c) The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs and may appoint such accountants, counsel, specialists, and other persons as it deems necessary or desirable in connection with the administration of the Plan. The Committee shall be entitled to rely conclusively upon, and shall be fully protected by the Company in any action taken by it in good faith in relying upon, any opinions or reports that shall be furnished to it by any such accountant, counsel, or other specialist.

             9.5 CLAIMS PROCEDURE. Claims for benefits under the Plan shall be made in writing to the Committee. In the event a claim for benefits is wholly or partially denied by the Committee, the Committee shall, within a reasonable period of time, but no later than ninety
   (90) days after receipt of the claim, notify the claimant in writing of the denial of the claim. If the claimant shall not be notified in writing of the denial of the claim within ninety (90) days after it is received by the Committee, the claim shall be deemed denied. A notice of denial shall be written in a manner calculated to be understood by the claimant, and shall contain (a) the specific reason or reasons for denial of the claim, (b) a specific reference to the pertinent Plan provisions upon which the denial is based, (c) a description of any additional material or information necessary for the claimant to perfect the claim, together with an explanation of why such material or information is necessary, and (d) an explanation of the Plan's review procedure. Within sixty (60) days of the receipt by the claimant of the written notice of denial of the claim, or within sixty
   (60) days after the claim is deemed denied as set forth above, if ap-plicable, the claimant may file a written request with the Committee that it conduct a full and fair review of the denial of the claimant's claim for benefits, including the conducting of a hearing, if deemed necessary by the Committee. In connection with the claimant's appeal of the denial of his benefit, the claimant may review pertinent documents and may submit issues and comments in writing. The Committee shall render a decision on the claim appeal promptly, but not later than sixty (60) days after the receipt of the claimant's request for review, unless special circumstances (such as the need to hold a hearing, if necessary), require an extension of time for processing, in which case the sixty (60) day period may be extended to one hundred and twenty (120) days. The Committee shall notify the claimant in writing of any such extension. The decision upon review shall (a) include specific reasons for the decision, (b) be written in a manner calculated to be understood by the claimant and (c) contain specific references to the pertinent Plan provisions upon which the decision is based.

             9.6 EXPENSES. All proper expenses related to the Trustee and recordkeeping fees in connection with the operation of the Plan, including check charges for distributions made under Article VII of the Plan, shall be paid by the Company. Costs relating to de minimis corrective adjustments to Participants' Accounts or Investment Funds shall be deemed administrative expenses of the Plan and shall first be paid out of forfeitures allocable under Section 6.10, and then out of amounts described in subsection 6.9(c). All other costs, including costs and expenses of litigation involving the Plan and losses, if any, of the Plan of any kind or character, shall be deemed expenses of the Plan and shall be borne by the Plan, and paid out of the Plan assets, except to the extent the Board elects to have such expenses paid directly by the Company.

                                  ARTICLE X

                               TRUST AGREEMENT
                               ---------------

             10.1 ESTABLISHMENT OF TRUST. A Trust has been created and shall be maintained for the purposes of the Plan. All contributions under the Plan shall be paid into the Trust. The Trust Fund shall be held, invested and disposed of by the Trustee from time to time acting in accordance with the Trust Agreement. All withdrawals and distributions payable under the Plan shall be paid solely from the Trust Fund.


                                 ARTICLE XI

                              INVESTMENT FUNDS
                              ----------------


             11.1 INVESTMENT FUNDS. The Adjusted Balance of each Parti-cipant's Savings Account, Transfer Account, Matching Contributions Account, Rogers Account, Sanford Account, Anchor Account, Intercraft Account and Levolor Account shall be invested in the various Investment Funds described in the schedule attached to the Trust Agreement.

             11.2 INITIAL INVESTMENT. All Earnings Deferral Contributions, Matching Contributions and Rollover Contributions received by the Trustee shall be allocated among the Investment Funds no later than the close of business of the business day next following receipt by the Trustee of such Contributions in accordance with Participants' selection of Investment Funds pursuant to Section 11.3. In the event that Contributions cannot be allocated among the Investment Funds on the business day next following receipt by the Trustee, such Contributions shall be initially invested in such short term investment obligations as are selected by the Trustee pending such allocation.

             11.3 SELECTION OF INVESTMENT FUNDS. (a) Each Participant shall complete an investment election form provided by the Committee directing that his Earnings Deferral Contributions, Matching Contributions and Rollover Contribution be invested, in specified multiples of ten percent (10%), in any of the Investment Funds.

             (b) Each Participant shall have the right to modify the direction made in paragraph (a) above with respect to subsequent Earnings Deferral Contributions, Matching Contributions and Rollover Contributions under the Plan.

             (c) Each Participant shall have the right to direct that the portion of his Savings Account, Transfer Account, Matching Contributions Account, Rogers Account, Sanford Account, Anchor Account, Intercraft Account and Levolor Account held in any one Investment Fund be transferred, in whole or in part, to any other

   Investment Fund. This direction shall not be made more than one time each month, and shall be made by designating the whole percentage of the Adjusted Balance of such Accounts that is to be divided among the various applicable Funds as of the date set forth in paragraph (d) next below.

             (d) Any direction by a Participant pursuant to this Section shall be given to the Committee or to the recordkeeper acting on behalf of the Trustee. Any such direction given to the Committee shall be effective as of the Participant's next Wage Payment Period designated by him if such direction, on such forms as shall be required by the Committee is received within a reasonable time, as prescribed by the Committee, prior to the beginning of such Period. Any such direction given to the recordkeeper shall be pursuant to rules it establishes, and shall be given no later than the close of business on the business day preceding the business day for which such direction is to be given effect.

             (e) The recordkeeper as shall be appointed by the Committee shall separately account for the interests of each Participant in the several Investment Funds. Each Investment Fund may be invested as a single fund, however, without segregation of Fund assets to represent the interests of Participants.

             (f) The portion of any Account invested in the Newell Common Stock Fund will be charged a fee of $.05 per each equivalent share of Newell Common Stock at the time it is credited to such Account.

             11.4 INVESTMENT OF ANCHOR ACCOUNT. (a) Within a reasonable time prior to January 1, 1989, each Participant who was expected to have an Anchor Account established under the Plan was given the opportunity to direct that his Anchor Account be invested, in specified multiples of ten percent (10%), in any of the Investment Funds.

             (b) Each Participant for whom an Anchor Account has been established shall have the right to direct a transfer of amounts held in any one Investment Fund to any other Investment Fund in accordance with the provisions of Section 11.3(c).

             11.5 REGISTRATION OF NEWELL COMMON STOCK. All shares of Newell Common Stock acquired by the Trustee shall be held in the possession of the Trustee until disposed of pursuant to provisions of the Plan and Trust. Such securities may be registered in the name of the Trustee or its nominee or deposited with a depository.

             11.6 INVESTMENT OF ROGERS ACCOUNT. (a) Within a reasonable time prior to the transfer of assets from the Rogers Plan, each Participant who was expected to have a Rogers Account established under the Plan was given the opportunity to direct that his Rogers Account be invested, in specified multiples of ten percent (10%), in any of the Investment Funds.

             (b) Each Participant for whom a Rogers Account has been established shall have the right to direct a transfer of amounts held in any one Investment Fund to any other Investment Fund in accordance with the provisions of Section 11.3(c).

             11.7 INVESTMENT OF SANFORD ACCOUNT. (a) Within a reasonable time prior to the transfer of assets from the Sanford Plan, each Participant who was expected to have a Sanford Account established under the Plan was given the opportunity to direct that his Sanford Account be invested, in specified multiples of ten percent (10%), in any of the Investment Funds.

             (b) Each Participant for whom a Sanford Account has been established shall have the right to direct a transfer of amount held in any one Investment Fund to any other Investment Fund in accordance with the provisions of Section 11.3(c).

             11.8 INVESTMENT OF INTERCRAFT ACCOUNT. (a) Within a reasonable time prior to the transfer of assets from the Intercraft Plan, each Participant who was expected to have an Intercraft Account established under the Plan was given the opportunity to direct that his Intercraft Account be invested, in specified multiples of ten percent (10%), in any of the Investment Funds.

             (b) Each Participant for whom an Intercraft Account has been established shall have the right to direct a transfer of amounts held in any one Investment Fund to any other Investment Fund in accordance with the provisions of Section 11.3(c).

             11.9 INVESTMENT OF LEVOLOR ACCOUNT. (a) Within a reasonable time prior to the transfer of assets from the Levolor Plan, each Participant who was expected to have an Levolor Account established under the Plan was given the opportunity to direct that his Levolor Account be invested, in specified multiples of ten percent (10%), in any of the Investment Funds.

             (b) Each Participant for whom a Levolor Account has been established shall have the right to direct a transfer of amounts held in any one Investment Fund to any other Investment Fund in accordance with the provisions of Section 11.3(c).

             11.10 DEFAULT OF INVESTMENT ELECTION. Any portion of a Participant's Account that as of May 1, 1993 was invested by the Trustee in the Merrill Lynch Ready Assets Fund due to the Participant's failure to direct the investment thereof pursuant to the terms of the Plan, to the extent identifiable, and all identifiable earnings thereon, shall be invested in accordance with the most recent investment election received from the Participant with respect to other amounts in his Account. If no such investment election has been received from the Participant, such portion of his Account shall be divided equally and invested in each of the Investment Funds described in the schedule attached to the Trust Agreement, subject to the minimum amount requirements of each Fund, until such time as the Trustee is directed otherwise by the Participant. Any portion of a Participant's Account that as of May 1, 1993 was invested in the

   Merrill Lynch Ready Assets Fund due to the Participant's failure to direct the investment thereof pursuant to the terms of the Plan, including the earnings thereon, that are not identifiable shall remain invested in such Fund until the Trustee is directed otherwise by the Participant.


                                 ARTICLE XII

                          AMENDMENT AND TERMINATION
                         --------------------------

             12.1 AMENDMENT OF PLAN. The Company shall have the right to amend the Plan at any time and from time to time by resolution of the Board, and all Employers and all persons claiming any interest hereunder shall be bound thereby; provided, however, that no amendment shall have the effect of: (i) directly or indirectly divesting the interest of any Participant in any amount that he would have received had he terminated his employment with all Employers immediately prior to the effective date of such amendment, or the interest of any Beneficiary or Surviving Spouse as such interest existed immediately prior to the effective date of such amendment; (ii) directly or indirectly affecting the vested interest of a Participant under the Plan as determined by Sections 6.8 and 14.4 unless the conditions of
   Section 203(c) of ERISA are satisfied; (iii) vesting in any Employer any right, title or interest in or to any Trust assets; (iv) causing or effecting discrimination in favor of officers, shareholders, or Highly Compensated Eligible Employees; or (v) causing any part of the Plan assets to be used for any purpose other than for the exclusive benefit of the Participants and their Beneficiaries and Surviving Spouses.

             12.2 VOLUNTARY TERMINATION OF OR PERMANENT DISCONTINUANCE OF CONTRIBUTIONS TO THE PLAN. The Company shall have the right to terminate the Plan in whole or in part, or to permanently discontinue contributions to the Plan, at any time by resolution of its Board and by giving written notice of such termination or permanent discontinu-ance to the Trustee. Such resolution shall specify the effective date of termination or permanent discontinuance, which shall not be earlier than the first day of the Plan Year which includes the date of the resolution.

             12.3 INVOLUNTARY TERMINATION OF PLAN. The Plan shall auto-matically terminate if the Company is legally adjudicated a bankrupt, makes a general assignment for the benefit of creditors, or is dissolved. In the event of the merger or consolidation of the Company into or with any other corporation, respectively, or in the event substantially all of the assets of the Company shall be transferred to another corporation, the successor corporation resulting from the con-solidation or merger, or transfer of such assets, as the case may be, shall have the right to adopt and continue the Plan and succeed to the position of the Company hereunder. If, however, the Plan is not so adopted within ninety (90) days after the effective date of such consolidation, merger or sale, the Plan shall automatically be deemed terminated as of the effective date of such transaction. Nothing in this Plan shall prevent the dissolution, liquidation, consolidation or merger of the Company, or the sale or transfer of all or substantially all of its assets.

             12.4 PAYMENTS ON TERMINATION OF, OR PERMANENT DISCONTINUANCE OF CONTRIBUTIONS TO, THE PLAN. If the Plan is terminated as herein provided, or if it should be partially terminated, or upon the complete discontinuance of Employer contributions to the Plan, the following procedure shall be followed, except that in the event of a partial termination it shall be followed only in case of those Participants, Beneficiaries and Surviving Spouses directly affected:

             (a) The Committee may continue to administer the Plan, but if it fails to do so, its records, books of account and other necessary data shall be turned over to the Trustee and the Trustee shall act on its own motion as hereinafter provided.

             (b) Notwithstanding any other provisions of the Plan all interests of Participants shall continue to be fully vested and nonforfeitable.

             (c) The value of the Trust Fund and the Accounts of all Participants, Beneficiaries and Surviving Spouses shall be determined as of the date of termination or discontinuance.

             (d)  Distribution to Participants, Beneficiaries and
   Surviving Spouses shall be made at such time after termination of or discontinuance of contributions to the Plan as provided in Section 7.5 above and not later than the time specified in Section 7.5.


                                ARTICLE XIII

                                MISCELLANEOUS
                                -------------

             13.1 DUTY TO FURNISH INFORMATION AND DOCUMENTS. Partici-pants and their Beneficiaries and Surviving Spouses must furnish to the Committee and the Trustee such evidence, data or information as the Committee considers necessary or desirable for the purpose of administering the Plan, and the provisions of the Plan for each person are upon the condition that he will furnish promptly full, true, and complete evidence, data, and information requested by the Committee. All parties to, or claiming any interest under, the Plan hereby agree to perform any and all acts, and to execute any and all documents and papers, necessary or desirable for carrying out the Plan and the Trust.

             13.2 STATEMENTS AND AVAILABLE INFORMATION. The Committee shall advise its Employees of the eligibility requirements and benefits under the Plan. As soon as practicable after the end of each calendar year, the Committee shall provide each Participant, and each former Participant and Beneficiary or Surviving Spouse with respect to whom an Account is maintained, with a statement reflecting the current status of his Accounts including the Adjusted Balance thereof.

   No Participant shall have the right to inspect the records reflecting the Account of any other Participant. The Committee shall make available for inspection at reasonable times by Participants and Bene-ficiaries or Surviving Spouses, copies of the Plan, any amendments thereto, Plan summary, and all reports of Plan and Trust operations required by law.

             13.3 NO ENLARGEMENT OF EMPLOYMENT RIGHTS. Nothing contained in the Plan shall be construed as a contract of employment between any Employer and any person, nor shall the Plan be deemed to give any person the right to be retained in the employ of any Employer or limit the right of any Employer to employ or discharge any person with or without cause, or to discipline any Employee.

             13.4 APPLICABLE LAW. All questions pertaining to the validity, construction and administration of the Plan shall be determined in conformity with the laws of Illinois to the extent that such laws are not preempted by ERISA and valid regulations published thereunder.

             13.5 NO GUARANTEE. None of the Trustee, the Committee and any Employer in any way guarantees the Trust Fund from loss or depreciation nor the payment of any benefits which may be or become due to any person from the Trust Fund. No Participant or other person shall have any recourse against the Trustee, the Committee or any Employer if the Trust Fund is insufficient to provide Plan benefits in full. Nothing herein contained shall be deemed to give any Participant, former Participant, or Beneficiary or Surviving Spouse an interest in any specific part of the Trust Fund or any other interest except the right to receive benefits out of the Trust Fund in ac-cordance with the provisions of the Plan and Trust.

             13.6 UNCLAIMED FUNDS. Each Participant shall keep the Com-mittee informed of his current address and the current address of his Surviving Spouse, Beneficiary or Beneficiaries. None of the Committee, the Trustee and any Employer shall be obligated to search for the whereabouts of any person. If the location of a Participant is not made known to the Committee within three years after the date on which distribution of the Participant's accounts may first be made, distribution may be made as though the Participant had died at the end of the three-year period. If, within one additional year after such three year period has elapsed, or, within three years after the actual death of a Participant, the Committee is unable to locate any indi-vidual who would receive a distribution under the Plan upon the death of the Participant pursuant to Section 7.2 of the Plan, the Adjusted Balance in the Participant's Account shall be deemed a forfeiture and shall be used to reduce Matching Contributions to the Plan for the Plan Year next following the year in which the forfeiture occurs and for succeeding years to the extent necessary; provided, however, that in the event that the Participant or a Beneficiary or Surviving Spouse makes a valid claim for any amount that has been forfeited, the benefits that have been forfeited shall be reinstated.

             13.7 MERGER OR CONSOLIDATION OF PLAN. Any merger or consolidation of the Plan with another plan, or transfer of Plan assets or liabilities to any other plan, shall be effected in accordance with such regulations, if any, as may be issued pursuant to
   Section 208 of ERISA, in such a manner that each Participant in the Plan would receive, if the merged, consolidated or transferee plan were terminated immediately following such event, a benefit which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before such event.

             13.8 INTEREST NON-TRANSFERABLE.  (a)  Except as provided in
   Article VIII of the Plan, no interest of any person or entity in, or right to receive distributions from, the Trust Fund shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind; nor may such interest or right to receive distributions be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings. The Account of any Participant, however, shall be subject to and payable in accordance with the applicable requirements of any qualified domestic relations order, as that term is defined in Section 206(d)(3) of ERISA, and the Committee shall direct the Trustee to provide for payment from a Participant's Account in accordance with such order and with the provisions of Section 206(d)(3) of ERISA and any regulations promulgated thereunder. All such payments pursuant to a qualified domestic relations order shall be subject to reasonable rules and regulations promulgated by the Committee respecting the time of payment pursuant to such order and the valuation of the Participant's Account from which payment is made; provided, that all such payments are made in accordance with such order and Section 206(d)(3). A payment from a Participant's Account may be made to an alternate payee (as defined in Section 414(p)(8) of the Code) prior to the date the Participant reaches his earliest retirement age (as defined in Section 414(p)(4)(B) of the Code) if such payments are made pursuant to a qualified domestic relations order. The balance of an Account that is subject to any qualified domestic relations order shall be reduced by the amount of any payment made pursuant to such order.

             (b) Notwithstanding paragraph (a) next above, if any Participant borrows money pursuant to Article VIII of the Plan, the Trustee and the Committee shall have all rights to collect upon such indebtedness as are granted pursuant to Article VIII of the Plan and any agreements or documents executed in connection with such loan.

             13.9 PRUDENT MAN RULE. Notwithstanding any other provision of the Plan and the Trust Agreement, the Trustee and the Committee shall exercise their powers and discharge their duties under the Plan and the Trust Agreement for the exclusive purpose of providing benefits to Employees and their Beneficiaries and Surviving Spouses, and shall act with the care, skill, prudence and diligence under the circumstances that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Subject to the terms of the preceding sentence and the provisions of Article XI, the Trustee shall diversify investments of the Trust Fund so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so.

             13.10 LIMITATIONS ON LIABILITY. Notwithstanding any other provisions of the Plan or the Trust, none of the Trustees, the Committee, any member thereof, any Employer or Affiliated Employer and each individual acting as an employee or agent of any of them shall be liable to any Participant, former Participant, Beneficiary, or Surviving Spouse for any claim, loss, liability or expense incurred in connection with the Plan or the Trust, except when the same shall have been judicially determined to be a result of liability under Part 4 of Title I of ERISA or due to the gross negligence or willful misconduct of such person. The Company shall indemnify and hold harmless each Trustee, Committee member, employee of the Company, or any individual acting as an employee or agent of any of them or the Company (to the extent not indemnified or held harmless under any liability insurance or any other indemnification arrangement with respect to the Plan or the Trust) from any and all claims, losses, liabilities, costs and expense (including attorneys' fees) arising out of any actual or alleged act or failure to act with respect to the administration of the Plan or the Trust, except that no indemnification or defense shall be provided to any person with respect to conduct which has been judicially determined, or agreed by the parties, to have constituted bad faith or willful misconduct on the part of such person, or to have resulted in his receipt of personal profit or advantage to which he is not entitled. In connection with the indemnification provided by the preceding sentence, expenses incurred in defending a civil or criminal action, suit or proceeding, or incurred in connection with a civil or criminal investigation, may be paid by the Company in advance of the final disposition of such action, suit, proceeding, or investigation, as authorized by the Board in the specific case, upon receipt of an undertaking by or on behalf of the party to be indemnified to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the Company pursuant to this Section. The preceding provisions of this Section shall not apply to any claims, losses, liabilities, costs and expenses arising out of any actual or alleged act or failure to act of a Participant, or any individual acting as an employee or agent of a Participant, in the selection of investment media for his Account, or the investment of the assets in his Account.

             13.11 HEADINGS. The headings in this Plan are inserted for convenience of reference only and are not to be considered in construction of the provisions hereof.

             13.12 GENDER AND NUMBER. Except when otherwise required by the context, any masculine terminology in this document shall include the feminine, and any singular terminology shall include the plural.

             13.13 ERISA AND APPROVAL UNDER INTERNAL REVENUE CODE. This Plan is intended to qualify as a Plan and Trust meeting the requirements of Sections 401 and 501(a) of the Code, as now in effect or hereafter amended, so that the income of the Trust Fund may be exempt from taxation under Section 501(a) of the Code, contributions of the Company under the Plan may be deductible for Federal income tax purposes under Section 404 of the Code, and amounts subject to Long-Term Savings Agreements are not treated as distributed to Participants for Federal income tax purposes under Section 402(a)(8) of the Code, all as now in effect or hereafter amended. Any modification or amendment of the Plan and/or Trust may be made retroactively, as necessary or appropriate, to establish and maintain such qualification and to meet any requirement of the Code or ERISA.

             13.14 EXCLUSIVE BENEFIT OF EMPLOYEES. All contributions made pursuant to the Plan shall be held by the Trustee in accordance with the terms of the Trust Agreement for the exclusive benefit of those Employees who are Participants under the Plan, including former Participants and their Beneficiaries and Surviving Spouses, and shall be applied to provide benefits under the Plan and to pay expenses of administration of the Plan and the Trust, to the extent that such expenses are not otherwise paid. At no time prior to the satisfaction of all liabilities with respect to such Employees and their Bene-ficiaries shall any part of the Trust Fund (other than such part as may be required to pay administration expenses and taxes), be used for, or diverted to, purposes other than for the exclusive benefit of such Employees and their Beneficiaries and Surviving Spouses.
   However, without regard to the provisions of this Section
   13.14: (a) if any contribution under the Plan is conditioned on initial qualification of the Plan under Section 401 of the Code and if the Plan receives an adverse determination with respect to its initial qualification, nothing in this Section 13.14 shall prohibit the return of such contribution to the Employers within one calendar year after such determination, but only if the application for determination is made by the time prescribed by law for filing the Company's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe, (b) if a contribution is conditioned upon the deductibility of the contribution under
   Section 404 of the Code, then, to the extent the deduction is disallowed, the Trustee shall, upon written request of an Employer, return the contribution (to the extent disallowed), to the Employer within one year after the date the deduction is disallowed; and (c) if a contribution or any portion thereof is made by an Employer by a mistake of fact, the Trustee shall, upon written request of the Employer, return the contribution or such portion to the Employer within one year after the date of payment to the Trustee; and (d) earnings attributable to amounts to be returned to an Employer pursuant to (b) or (c) above shall not be returned, and losses attributable to amounts to be returned pursuant to (b) or (c) shall reduce the amount so returned.

             13.15     EXTENSION OF PLAN TO AFFILIATED EMPLOYERS.
   (a) With the approval of the Board, any Affiliated Employer may adopt the Plan and become a party to the Trust Agreement, and may qualify its Employees to become Participants in the Plan, by taking proper action to adopt the Plan. Any Affiliated Employer that adopts the Plan shall become an Employer hereunder.

             (b) The Plan will terminate with respect to any Affiliated Employer that has adopted the Plan pursuant to this Section, or that is listed in Appendix A hereto, if the Affiliated Employer ceases to be an Affiliated Employer, revokes its adoption of the Plan by appropriate corporate action, permanently discontinues its contribu-tions on behalf of its Eligible Employees, is judicially declared bankrupt, makes a general assignment for the benefit of creditors, or is dissolved. If the Plan is terminated or contributions are discontinued with respect to any Affiliated Employer the provisions of
   Article XII shall apply to the interest in the Plan of the Employees of such Affiliated Employer, and their Beneficiaries and Surviving Spouses.

             (c) The Company shall act as the agent for each Affiliated Employer that adopts the Plan, or that is listed in Appendix A hereto, for all purposes of administration thereof.

             13.16 SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934. Notwithstanding anything to the contrary contained in the Plan, in no event shall any provision hereof be given effect to the extent that such provision may result in a violation of Section 16 of the Securities Exchange Act of 1934 or the rules promulgated thereunder. The Committee shall have the sole discretion to establish, adopt and modify administrative procedures to insure compliance with Section 16 and all related rules, which procedures shall be binding on all Participants.

             13.17 SEVERABILITY. Each of the Sections contained in the Plan shall be enforceable independently of every other Section in the Plan, and the invalidity or nonenforceability of any Section shall not invalidate or render nonenforceable any other section contained herein. If any Section or provision in a Section is found invalid or unenforceable, it is the intent of the parties that a court of competent jurisdiction shall reform the Section or provisions to produce its nearest enforceable economic equivalent.


                                 ARTICLE XIV

                            TOP-HEAVY PROVISIONS
                            --------------------

             14.1 TOP-HEAVY STATUS. The provisions of this Article shall not apply to the Plan with respect to any Plan Year for which the Plan is not Top-Heavy (except as provided in paragraphs (b) and (c) of Section 14.4). If the Plan is or becomes Top-Heavy in any Plan Year, the provisions of this Article XIV will supersede any conflicting provisions elsewhere in the Plan.

             14.2 DEFINITIONS. For purposes of this Article XIV, the following words and phrases shall have the meanings stated below unless a different meaning is plainly required by the context:

             (a)  "Compensation" shall, solely for purposes of this
   Article XIV, have the meaning set forth in Section 414(q)(7) of the Code. In no event shall the Compensation taken into account for a Participant under the Plan for any Plan Year exceed (a) $200,000 (or such greater amount provided pursuant to Section 401(a)(17) of the
   Code), in Plan Years commencing on and after January 1, 1989 and prior to January 1, 1994. For Plan Years commencing on and after January 1, 1994, subsections 1.14(b) through (d) shall apply with respect to Compensation for purposes of this Article XIV.

             (b) "Determination Date" shall mean, with respect to any Plan Year: (i) the last day of the preceding Plan Year, or (ii) in the case of the first Plan Year of the Plan, the last day of such Plan Year.

             (c) "Key Employee" shall mean an Employee meeting the definition of "key employee" contained in Section 416(i)(1) of the Code and the Treasury Regulations and other governmental releases interpreting said Section. For purposes of applying such definition, "Compensation" shall have the meaning set forth in Section 14.2(a) above.

             (d) "Non-key Employee" shall mean any Employee who is not a Key Employee.

             (e) "Permissive Aggregation Group Plan" shall mean any plan of the Company or an Affiliated Employer that is not in the Required Aggregation Group and that, when considered with the Required Aggre-gation Group Plans, meets the requirements of Section 401(a)(4) and 410 of the Code.

             (f) "Required Aggregation Group Plan" shall mean (1) each plan of the Company or an Affiliated Employer in which a Key Employee is a participant, and (2) each other plan of the Company or an Affiliated Employer that enables any plan described in (1) to meet the requirements of Sections 401(a)(4) and 410 of the Code.

             (g) "Valuation Date" shall mean with respect to a particular Determination Date, the most recent date for valuation of the Investment Fund occurring within a twelve (12) month period ending on the applicable Determination Date and used for computing Plan costs for purposes of the minimum funding requirements of the Code.

             14.3 DETERMINATION OF TOP-HEAVY STATUS. (a) The Plan will be "Top-Heavy" with respect to any Plan Year if, as of the Determination Date applicable to such Year, the ratio of the Adjusted Balances in the Accounts of Key Employees (determined as of the Valuation Date applicable to such Determination Date) to the Adjusted Balances in the Accounts of all Employees (determined as of such Valuation Date) exceeds sixty percent (60%). For purposes of computing such ratio, and for all other purposes of applying and interpreting this paragraph (a): (i) the amount of the Accounts of any Employee shall be increased by the aggregate distributions made with respect to such Employee under the Plan during the five-year period ending on any Determination Date, (ii) benefits provided under all plans that are aggregated pursuant to (b) of this Section must be considered, and (iii) the provisions of Section 416 of the Code, and all Treasury Regulations and other governmental releases interpreting said Section shall be applied. If any Employee has not performed services for the Company or any Affiliated Employer at any time during the five-year period ending on any Determination Date, the balances of the accounts of such Employee shall not be taken into consideration for purposes of determining whether the Plan is Top-Heavy with respect to the Plan Year to which such Determination Date applies.

             (b) For purposes of determining whether the Plan is Top - Heavy, all qualified retirement plans that are Required Aggregation Group Plans shall be aggregated. All qualified retirement plans that are Permissive Aggregation Group Plans shall be aggregated only to the extent permitted by Section 416 of the Code and Treasury Regulations promulgated thereunder elected by the Company.

             14.4 VESTING. (a) If the Plan becomes Top-Heavy, the vested interest of a Participant in the portion of his Matching Contributions Account referred to in paragraph (d) below shall be determined in accordance with the following formula in lieu of the formula set forth in Section 6.8, unless the Participant would have a greater vested interest under Section 6.8:

                                       Vested         Forfeitable
             Years of Service         Percentage      Percentage
             ----------------         ----------      ------------

             Fewer than 2 years            0%             100%
             2 years                      20%              80%
             3 years                      40%              60%
             4 years                      60%              40%
             5 years or more             100%               0%

   For purposes of the above schedule, years of Service shall include all years of Service required to be counted under Section 411(a) of the Code, disregarding all years of Service permitted to be disregarded under Section 411(a)(4) of the Code.

             (b) The vesting schedule set forth in paragraph (a) next above shall apply to all amounts allocated to a Participant's Matching Contributions Account while the Plan is Top-Heavy and during the period of time before the Plan becomes Top-Heavy. This vesting schedule shall not apply to the Matching Contributions Account of any Employee who does not have an Hour of Service after the Plan becomes Top-Heavy.

             (c) If the Plan becomes Top-Heavy and subsequently ceases to be Top-Heavy, the vesting schedule set forth in paragraph (a) of this Section shall automatically cease to apply, and the vesting provisions of Section 6.8 above shall automatically apply, with respect to all amounts allocated to a Participant's Matching Contributions Account for all Plan Years after the Plan Year with respect to which the Plan was last Top-Heavy. For purposes of this paragraph (c), this change in vesting schedules shall only be valid to the extent that the conditions of Section 411(a)(10) of the Code are satisfied.

             14.5 MINIMUM CONTRIBUTION. For each Plan Year that the Plan is Top-Heavy, each Employer will contribute and allocate to the Savings Account of each Non-key Employee who is eligible to participate in the Plan and is employed by such Employer on the last day of such Plan Year an amount equal to the lesser of (i) three percent (3%) of such Participant's Compensation (as defined in Section 14.2(a)) for such Plan Year and (ii) the largest percentage of Employer contributions and forfeitures, as a percentage of the Key Employee's Compensation (as defined in Section 14.2(a)), allocated to the Savings Account of any Key Employee for such Year. The minimum contribution allocable pursuant to this Section 14.5 will be deter-mined without regard to any Earnings Deferral Contributions or contributions by an Employer for any Employee under the Federal Social Security Act. A Non-key Employee will not be excluded from an allocation pursuant to this Section merely because his Compensation is less than the stated amount. A Non-key Employee who has become a Participant but who fails to complete at least 1,000 Hours of Service in a Plan Year in which the Plan is Top-Heavy shall not be excluded from an allocation pursuant to this Section. A Non-key Employee who is a Participant in the Plan and who declined to elect to have Earnings Deferral Contributions made on his behalf under the Plan for the Plan Year shall receive an allocation for that Plan Year pursuant to this Section.

             14.6 MAXIMUM ALLOCATION. For purposes of determining whether the Plan would be Top-Heavy if "90%" were substituted for "60%" each place it appears in paragraphs (1)(A) and (2)(B) of
   Section 416(g) of the Code, as required by Section 416(h) of the Code, all of the preceding provisions of this Article XV shall be applicable except that the phrase "90%" shall be substituted for the phrase "60%" where it appears in paragraph (a) of Section 14.3. If, pursuant to the preceding sentence, it is determined that the Plan would be Top-Heavy if "90%" were so substituted for "60%," then for purposes of applying Sections 415(e) and 416(h) of the Code and Section 6.7 of the Plan to the allocations to the Accounts of any Participant for any Limitation Year, "1.0" shall be substituted for "1.25" in each applicable place in paragraphs (2)(B) and (3)(B) of Section 415(e) of the Code.

             14.7 COLLECTIVE BARGAINING AGREEMENTS. The requirements of Sections 14.4 and 14.5 shall not apply with respect to any Participant included in a unit of employees covered by a collective bargaining agreement between employee representatives and the Company or an Affiliated Employer if retirement benefits were the subject of good faith bargaining between such employee representatives and the Company or an Affiliated Employer.

             14.8 PARTICIPATION IN MORE THAN ONE PLAN. In the event that a Participant is simultaneously covered under this Plan, at a time when such Plan is Top-Heavy, and a defined benefit plan of the Company or an Affiliated Employer, at a time when the plan is Top-Heavy, the Participant shall be entitled only to the defined benefit minimum under the defined benefit plan, and not to the defined contribution minimum under this Plan.

             IN WITNESS WHEREOF, the Company has caused the Plan to be executed in its name by a duly authorized officer this 12th day of July, 1993, effective as of May 1, 1993.

                                           NEWELL OPERATING COMPANY



                                           By____________________________

                                                                EXHIBIT A
                                                                ---------

                           FIRST AMENDMENT TO THE
                NEWELL LONG TERM SAVINGS AND INVESTMENT PLAN
               (As Amended and Restated Effective May 1, 1993)


             WHEREAS, Newell Operating Company, a Delaware corporation, (the "Company") maintains the Newell Long-Term Savings and Investment Plan, as Amended and Restated Effective May 1, 1993 (the "Plan"); and

             WHEREAS, the Company has reserved the right to amend the Plan and now deems it appropriate to do so;

             NOW, THEREFORE, the Plan is hereby amended, effective as of May 1, 1993, except where otherwise specifically indicated, and with respect to each Employee who earns an Hour of Service on or after the applicable effective date, except where otherwise specifically indicated:

        1. The first sentence of Section 1.14 of the Plan is hereby amended to read as follows:

        "'Compensation' means a Participant's total earnings from the Company and all Affiliated Employers paid during a Plan Year for services rendered, including the regular rate portion of overtime pay, commissions and any lump sum payments received in lieu of an increase in such Participant's base pay (as agreed upon by the Company and any collective bargaining unit during the term of the applicable collective bargaining agreement), but excluding any bonuses, the premium rate portion of overtime pay, moving expenses, automobile expenses, stock options, contributions or benefits under this Plan or any other pension, profit sharing, insurance, hospitalization or other plan or policy maintained by any Employer for the benefit of such Participant, and all other extraordinary and unusual payments."

        2. Section 1.14 of the Plan is hereby amended, effective as of January 1, 1994, by deleting the second sentence and adding a final sentence to read as follows:

        "In no event shall the Compensation taken into account for an Employee under the Plan for any Plan Year exceed (a) $200,000 (or such greater amount provided pursuant to Section 401(a)(17) of the Code), in Plan Years commencing on and after January 1, 1989 and prior to January 1, 1994."

        3. Section 1.14 of the Plan is further amended, effective January 1, 1994, by designating the first paragraph as subsection (a) and adding new subsections (b) through (d) to read as follows:

             "(b) In addition to other applicable limitations set forth in the Plan and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Participant taken into account under the Plan shall not exceed the OBRA '93 annual Compensation limit. The OBRA '93 annual Compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

             (c) For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under
        Section 401(a)(17) of the Code shall mean the OBRA '93 annual Compensation limit set forth in this provision.

             (d) If Compensation for any prior determination period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the Compensation for that prior determination period is subject to the OBRA '93 annual Compensation limit in effect for that prior
        determination period.   For this purpose, for determination
        periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual Compensation limit is $150,000."

        4. The second sentence of Section 1.15 of the Plan is hereby amended, effective as of January 1, 1994, to read as follows:

        "In no event shall the Earnings taken into account for an Employee under the Plan for any Plan Year exceed (a)
        $200,000 (or such greater amount provided pursuant to Section 401(a)(17) of the Code), in Plan Years commencing on and after January 1, 1989 and prior to January 1, 1994."

        5. Section 1.15 of the Plan is further amended, effective January 1, 1994, by designating the first paragraph as subsection (a) and adding new subsections (b) through (d) to read as follows:

             "(b) In addition to other applicable limitations set forth in the Plan and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Earnings of each Participant taken into account under the Plan shall not exceed the OBRA '93 annual Compensation limit. The OBRA '93 annual Compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Earnings are determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

             (c) For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under
        Section 401(a)(17) of the Code shall mean the OBRA '93 annual Compensation limit set forth in this provision.

             (d) If Earnings for any prior determination period are taken into account in determining a Participant's benefits accruing in the current Plan Year, the Earnings for that prior determination period are subject to the OBRA '93 annual Compensation limit in effect for that prior
        determination period.   For this purpose, for determination
        periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA '93 annual Compensation limit is $150,000."

        6. Section 1.23 of the Plan is hereby amended, effective as of August 5, 1993, by amending subsection (c)(ii) to read as follows:

             "(ii)     in the case of Hours referred to in
        subsections (b) above and (d) below, for the computation period or periods in which the period during which no duties are performed occurs;"

        7. Section 1.23 of the Plan is further amended, effective as of August 5, 1993, by adding a new subsection (d) immediately following the paragraph designated as subsection (c), to read as follows:

             "(d) Solely for purposes of determining an Employee's eligibility to participate in the Plan under Sections 2.1 and 2.2, Hours of Service shall include an approved leave of absence granted by an Employer to the Employee on or after August 5, 1993 pursuant to the Family and Medical Leave Act, if the Employee returns to work for an Employer at the end of such leave of absence."

        8. Section 1.23 of the Plan is further amended, effective as of August 5, 1993, by inserting into the second sentence of the final paragraph thereof the words "or (d)" after the word "(b)".

        9. Section 1.50 of the Pan is amended, effective as of August 5, 1993, by adding a new paragraph (vi) at the end thereof to read as follows:

             "(vi)     Notwithstanding anything to the contrary in
        the Plan, Vesting Service shall include any period of time during which an Employee is on an approved leave of absence granted by an Employer to the Employee on or after August 5, 1993 pursuant to the Family and Medical Leave Act, if the Employee returns to work for an Employer at the end of such leave of absence."

        10. Section 6.8 of the Plan is hereby amended, effective as of October 27, 1993, by redesignating subsections (g), (h) and (i) as subsections (h), (i) and (j), and inserting a new subsection (g) to read as follows:

             "(g) Each Participant who was employed by the Counselor Borg Scale Company on October 27, 1993 shall be fully vested in the Adjusted Balance of his Matching Contributions Account as of October 27, 1993."

        11. Subsection 6.8(h) of the Plan (as resdesignated pursuant to Item 10 above) is amended, effective as of October 27, 1993, by deleting the words "(b) or (f)" and inserting "(b), (f) or (g)" in lieu thereof.

        12. Section 7.5 of the Plan is amended, effective with respect to distributions made on and after January 1, 1993, by adding a new subsection 7.5(e) to read as follows:

             "(e) If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under section
        1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

             (i) the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

             (ii) the Participant, after receiving the notice,
                  affirmatively elects a distribution."

        13. Subsection 8.4(b)(iii) of the Plan is hereby amended to read as follows:

             "(iii)    the employment of the borrowing Participant
        with all Employers is terminated for any reason and the

        Participant does not become a Former Participant (except to the extent inconsistent with Section 401(a) of the Code); provided, however, that in the case of a Participant who terminates employment with an Employer but immediately commences employment with the purchaser of substantially all of the stock or assets of such Employer and continues employment with such purchaser, any such unpaid balance shall become due and payable pursuant to this subsection (b) upon the expiration of a reasonable period of time (as prescribed by the Committee) following the purchase of the Employer's stock or assets. During such period, the Participant shall continue to make payments of the principal and interest through payroll deductions pursuant to subsection 8.3(v) of the Plan, or by such other method deemed appropriate by the Committee."

        14. Subsection 14.2(a) of the Plan is hereby amended, effective as of January 1, 1994, by adding two new sentences thereto to read as follows:

        "In no event shall the Compensation taken into account for a Participant under the Plan for any Plan Year exceed (a) $200,000 (or such greater amount provided pursuant to Section 401(a)(17) of the Code), in Plan Years commencing on and after January 1, 1989 and prior to January 1, 1994. For Plan Years commencing on and after January 1, 1994, subsections 1.14(b) through (d) shall apply with respect to Compensation for purposes of this Article XIV."

        IN WITNESS WHEREOF, the Company has caused this First Amendment to the Plan to be executed on its behalf by its duly authorized officer as of this 22nd day of February, 1994.


                                      NEWELL OPERATING COMPANY


                                      By: ______________________________

                                      Title ____________________________

                           SECOND AMENDMENT TO THE
                NEWELL LONG TERM SAVINGS AND INVESTMENT PLAN
               (AS AMENDED AND RESTATED EFFECTIVE MAY 1, 1993)


             WHEREAS, Newell Operating Company, a Delaware corporation, (the "Company") maintains the Newell Long-Term Savings and Investment Plan, as Amended and Restated Effective May 1, 1993 (the "Plan"); and

             WHEREAS, the Company has reserved the right to amend the Plan and now deems it appropriate to do so;

             NOW, THEREFORE, the Plan is hereby amended, effective as of the dates set forth herein, and with respect to each Employee who earns an Hour of Service on or after the applicable effective date, except where otherwise specifically indicated:

        1. Section 1.1 of the Plan is hereby amended to read as follows:

        "Account" means all or any one of the Savings Account, Matching Contributions Account, Transfer Account, Rogers
        Account, Anchor Account, Intercraft Account and/or Levolor Account maintained by the Trustee for an individual
        Participant, surviving Spouse or Beneficiary.

        2. Section 1.3 of the Plan is hereby amended to read as follows:

        "Adjusted Balance" means the balance in a Participant's
        Savings Account, Matching Contributions Account, Transfer
        Account, Rogers Account, Sanford Account, Anchor Account,
        Intercraft Account or Levolor Account.

        3. The first sentence of Section 1.19 of the Plan is hereby amended, effective as of May 1, 1993, to read as follows:

        "Employee" means an individual who is employed by an Employer on or after January 1, 1989 and who is in a covered classification of Employees, as listed on Appendix A hereto; provided that "Employee" does not include any individual covered under the terms and conditions of a collective bargaining agreement to which any Employer is a party, unless such agreement provides for the participation of such individual.

        4. The second sentence of Section 1.45 of the Plan is hereby amended to read as follows:

        In no event shall Transfer Accounts include amounts held in the Anchor Account, the Rogers Account, the Sanford Account, the Intercraft Account or the Levolor Account.

        5. Section 1.50 of the Plan is hereby amended by adding new paragraphs (e) and (f) immediately following paragraph (d) to read as follows:

             (e) for an Employee who was a participant in an Intercraft Plan, all service, if any, of an Employee with Intercraft Corporation, or any entity that would satisfy the definition of Affiliated Employer if Intercraft Corporation were the Company, counted from the date on which the Employee first commenced employment and ending on December 31, 1993.

             (f) for an Employee who was a participant in the Levolor Plan, all service, if any, of an Employee with Levolor Corporation, or any entity that would satisfy the definition of Affiliated Employer if Levolor Corporation were the Company, counted from the date on which the Employee first commenced employment and ending on September 30, 1994.

        6. Section 1.50 of the Plan is hereby further amended by redesignating paragraphs (v) and (vi) as paragraphs (vii) and (viii) and adding new paragraphs (v) and (vi) immediately following subsection (iv) to read as follows:

             (v) If a Participant's employment under an Intercraft Plan terminated prior to January 1,1994 and recommences with the Company or an Affiliated Employer on or after January 1, 1994, the consequences of his absence from employment shall be determined under the rules regarding Break in Service contained in the Plan and not under the terms of the Intercraft Plan.

             (vi) If a Participant's employment under the Levolor Plan terminated prior to October 1, 1994 and recommences with the Company or an Affiliated Employer on or after October 1, 1994, the consequences of his absence from employment shall be determined under the rules regarding Break in Service contained in the Plan and not under the terms of the Levolor Plan.

        7. Article I of the Plan is hereby amended by adding the following definitions thereto:

             1.53 "Intercraft Account" means the record of money and assets held by the Trustee for an individual Participant, Surviving Spouse or Beneficiary pursuant to the provisions of the Plan, derived from account balances of the accounts held under the Intercraft Profit Sharing Plan and the Intercraft Retirement Program as of December 31, 1993. The Intercraft Account shall consist of sub-accounts corresponding to the various sub-accounts maintained under the Intercraft Profit Sharing Plan and the Intercraft Retirement Program.

             1.54 "Intercraft Plan" means the Intercraft Company Employees' Profit Sharing and Variable Investment Plan, as Amended and Restated Effective January 1, 1989, including amendments thereto (the "Intercraft Profit Sharing Plan"), and/or the Intercraft Industries Retirement Program, as Amended and Restated Effective September 1, 1990, including amendments thereto (the "Intercraft Retirement Program").

             1.55 "Levolor Account" means the record of money and assets held by the Trustee for an individual Participant, Surviving Spouse or Beneficiary pursuant to the provisions of the Plan, derived from account balances of the accounts held under the Levolor Plan as of September 30, 1994. The Levolor Account shall consist of sub-accounts corresponding to the various sub-accounts maintained under the Levolor Plan.

             1.56 "Levolor Plan" means the Levolor Profit Sharing and 401(k) Plan, as Amended and Restated Effective September 1, 1990, including amendments thereto.

        8. Section 2.1 of the Plan is hereby amended by adding a new paragraph (d) to read as follows:

             (d) Notwithstanding the above, (i) each Employee who was employed by Intercraft Corporation on December 31, 1993 shall become an Eligible Employee on January 1, 1994; and
        (ii) each Employee who was employed at the Levolor division of the Company on September 30, 1994 shall become an Eligible Employee on October 1, 1994.

        9. Section 3.6(b) of the Plan is hereby amended, effective as of January 1, 1994, to read as follows:

             (b) Notwithstanding anything to the contrary contained elsewhere in the Plan, if a Participant's Earnings Deferral Contributions are returned pursuant to (a) above, any Matching Contributions attributable thereto shall be forfeited and shall be used as described in Section 6.10.

        10. The first sentence of Section 6.1 is hereby amended to read as follows:

        The Committee shall create and maintain a separate Savings Account, Matching Contributions Account, Transfer Account, Rogers Account, Sanford Account, Anchor Account, Intercraft Account and Levolor Account for each Participant, as shall be needed.

        11. Section 6.8 of the Plan is hereby amended by redesignating paragraphs (h), (i) and (j) as paragraphs (j), (k) and (l) and inserting new paragraphs (h) and (i) thereto to read as follows:

             (h) Each Participant who was a participant in an Intercraft Plan shall at all times be fully vested in the Adjusted Balance of his Intercraft Account.

             (i) Each Participant who was a participant in the Levolor Plan shall at all times be fully vested in the Adjusted Balance of his Levolor Account.

        12.  Article VI of the Plan is hereby amended by adding a new
   Section 6.13 to read as follows:

             6.13 ACCOUNTS TRANSFERRED FROM AN INTERCRAFT PLAN. If a Participant who was a participant in an Intercraft Plan prior to January 1, 1994 has accounts transferred from the Intercraft Plan to this Plan by reason of the merger of the Intercraft Plan as of January 1, 1994, such transferred accounts, and the earnings and losses allocable thereto, shall be held in the Intercraft Account established in the Participant's name under the Trust.

        13.  Article VI is hereby further amended by adding a new Section
   6.14 to read as follows:

             6.14 ACCOUNTS TRANSFERRED FROM THE LEVOLOR PLAN. If a Participant who was a participant in the Levolor Plan prior to October 1, 1994 has accounts transferred from the Levolor Plan to this Plan by reason of the merger of the Levolor Plan as of October 1, 1994, such transferred accounts, and the earnings and losses allocable thereto, shall be held in the Levolor Account established in the Participant's name under the Trust.

        14. The first sentence of Section 7.4 of the Plan is hereby amended by inserting immediately after the words "Rogers Account" the words ", Intercraft Account, Levolor Account".

        15. The first sentence of Section 7.5 of the Plan is hereby amended by inserting immediately after the words "Rogers Account" the words ", Intercraft Account, Levolor Account".

        16. Section 7.5 of the Plan is hereby further amended by adding a new paragraph (f) to read as follows:

             (f) A Participant who entered the Levolor Plan prior to September 1, 1990 and for whom a Levolor Account has been established under the Plan may elect to have the Adjusted Balance of the portion of such Levolor Account attributable to employer profit sharing contributions paid either pursuant to paragraph (g) below or in the form of a paid-up annuity policy.

        17. Section 7.5 of the Plan is further amended by adding a new paragraph (g) to read as follows:

             (g) Notwithstanding the above, the following provisions of this paragraph (g) apply with respect to the Adjusted Balance of (i) the portion of a Participant's Intercraft Account held under the Intercraft Retirement Program, and (ii) the portion of a Participant's Levolor Account referred to in paragraph (f) above, in the case of a Participant who elects payment of such portion in the form of an annuity pursuant to paragraph (f) above:

                  (i)  Payment for reasons other than death.

                       (A)  Upon termination of a Participant's
                  employment with all Employers for any reason other than death, the Committee shall direct the Trustee to pay such portion as follows:

                            (I)  If the Participant has a Spouse at
                       the date payments to him are to commence, such amount shall be payable to the Participant in the form of a Joint and Survivor Annuity. However, the Participant, with the consent of his Spouse, may elect during the Election Period to waive payment in the form of a Joint and Survivor Annuity pursuant to subsection (i)(B) below and elect payment of such portion in a method described in Section 7.5(a) and (d) above. For purposes of this subsection (i), the term "Joint and Survivor Annuity" means an annuity payable to the Participant for his life, with a survivor annuity payable to his Spouse for the life of such Spouse commencing on the first day of the month immediately following the date of death of the Participant, in an amount equal to one-half of the amount payable during the life of the Participant.

                            (II) If the Participant does not have a
                       Spouse at the date payments to him are to commence, such portion shall be payable to him in the form of a Single Life Annuity. However, the Participant may elect during the Election Period to waive payment in the form of a Single Life Annuity pursuant to subsection (i)(B) below and elect payment of such portion in a method described in Section 7.5(a) and (d) above. For purposes of this paragraph (i), the term "Single Life Annuity" means an annuity payable to the Participant for his life.

                       (B)  Within a reasonable time prior to the
                  commencement of payments to a Participant under the Plan, the Committee shall give the Participant a written notice, in nontechnical terms, of his right to waive payment of such portion in the form of a Joint and Survivor Annuity or Single Life Annuity, as the case may be, pursuant to paragraph
                  (i)(A) and of his right to elect the method of such payment as described in Section 7.5(a) and
                  (d) above.  Such notice shall include a
                  description of (I) the terms and conditions of the Joint and Survivor Annuity or Single Life Annuity, whichever is applicable, (II) the Participant's right to make, and the effect of making, an election to waive the Joint and Survivor Annuity or Single Life Annuity, (III) the right of the Participant's Spouse, if any, not to consent to such an election, (IV) the right to make, and the effect of, a revocation of such an election, and
                  (V) the methods of payment pursuant to Section 7.5(a) and (d) above. A Participant may elect at any time during the Election Period to waive the Joint and Survivor Annuity or Single Live Annuity, as the case may be, and to elect a method of payment described in Section 7.5(a) and (d) above. For purposes of this subsection (i), the term "Election Period" means the ninety-day period ending on the earliest date with respect to which payments to the Participant commence. Any election pursuant to this paragraph (i) may be modified or revoked during the Election Period and shall be automatically revoked if the Participant dies before payments commence.

                       (C) Any election by a married Participant to waive payment in the form of a Joint and Survivor Annuity shall not take effect unless the Participant's Spouse consents in writing to the election and such consent acknowledges the effect of the election. Such a consent must acknowledge the effect of the election and the identity of any non-Spouse Beneficiary, including any class of Beneficiaries or contingent Beneficiaries, designated to receive any installments remaining unpaid at the date of his death, and must be witnessed by a representative of the Plan or a notary public. The consent of a Participant's Spouse shall not be required if the Participant establishes to the satisfaction of the Committee that consent may not be obtained because there is no Spouse or the Spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by regulations. Any designation by a Participant of a new Beneficiary or alternate method of payment shall not take effect unless the Participant's Spouse, if any, consents to the new designation pursuant to the procedures set forth in the preceding sentence or unless the Spouse's consent permits the Participant to change the designation of his Beneficiary or the method of payment without the Spouse's consent. A Spouse's consent shall be irrevocable.

                  (ii)      Payment By Reason of Death.

                       (A) Upon the death of a Participant prior to commencement of payment of such portion to him, the Committee shall direct the Trustee to pay such amount as follows:

                            (I)  If the Participant has a Spouse at
                       the date of his death, the Adjusted Balance of such portion shall be payable to his Spouse as a Preretirement Survivor Annuity. However, the Participant, with the consent of his Spouse, may elect during the Election Period to waive the Preretirement Survivor Annuity pursuant to (ii)(B) below and elect payment of such portion in a method described in Section 7.5(a) and (d) above. For purposes of this paragraph (ii), the term "Preretirement Survivor Annuity" means an annuity payable for the life of the Participant's Spouse, commencing on the first day of the month after the date of death of the Participant.

                            (II) If a Participant does not have a
                       Spouse at the date of his death, such portion shall be payable to his Beneficiary in any of the ways set forth in Section 7.5(a) above as the Participant shall elect by written notice delivered to the Committee during the Election Period.

                       (B) The Committee shall provide each married Participant with a written explanation of the Preretirement Survivor Annuity. The explanation shall be provided to each such Participant as soon as may be practicable after his date of employment. If the employment of the Participant with the all Employers terminates prior to the date of his death and he is then reemployed, he must receive such written explanation as soon as practicable after the date of reemployment. Such notice shall include a description of (I) the terms and conditions of the Preretirement Survivor Annuity, (II) the Participant's right to make, and the effect of, an election to waive the Prepretirement Survivor Annuity and to designate a beneficiary to receive the adjusted balances in his accounts, (III) the rights of the Participant's spouse not to consent to such an election, (IV) the right to make, and the effect of, the revocation of such an election, and (V) the methods of payment pursuant to paragraph (iv) below. A Participant may elect at any time during the Election Period to waive the Preretirement Survivor Annuity, if applicable, and to elect a method of payment described in Section 7.5(a) and
                  (d) above. For purposes of this subsection (ii), the term "Election Period" means the period that begins on the date on which the Participant receives the aforementioned explanation and ends on the date of the eParticipant's death. Any election pursuant to this subsection (ii) may be modified or revoked during the Election Period..

                       (C) Any election by a married Participant to waive payment in the event of his death in the form of a Preretirement Survivor Annuity and to designate a non-Spouse Beneficiary shall not take effect unless the Participant's Spouse consents in writing to the election and designation prior to the Participant's death. The Spousal consent provisions described in (i)(C) above shall apply.

        18. Section 7.9 of the Plan is hereby amended, effective as of May 1, 1993, by designating the current provisions as paragraph (a) and adding a new paragraph (b) to read as follows:

             (b) A participant for whom a Sanford Account has been established under the Plan and who has demonstrated the existence of a Hardship (as defined in paragraph 7.7(j)) may elect a withdrawal from his Sanford Account; provided, however, that in the case of any Hardship withdrawal, the amount withdrawn pursuant to this paragraph shall be made in accordance with paragraphs 7.7(i) and (k) and shall in no event exceed the amount necessary to relieve the Hardship.

        19. The Plan is hereby further amended by redesignating Sections 7.11-7.14 as Sections 7.13-7.16 and adding new Sections 7.11 and 7.12 to read as follows:

             7.11 WITHDRAWALS FROM INTERCRAFT ACCOUNT. (a) A Participant for whom an Intercraft Account has been established under the Plan and who is at least 59-1/2 may elect to withdraw all or any portion of his Intercraft Account, other than those amounts in the Intercraft Account attributable to (i) discretionary employer contributions made pursuant to Section 4.1 of the Intercraft Profit Sharing Plan and (ii) contributions made under the Intercraft Retirement Program. Such withdrawal shall be effective as of the first day of any month if written notice is received by the Committee no later than the fifteenth day of the preceding month.

             (b) A Participant for whom an Intercraft Account has been established under the Plan and who has demonstrated the existence of a Hardship (as defined in paragraph 7.7(j)) may elect a withdrawal from his Intercraft Retirement Program; provided, however, that in the case of any Hardship withdrawal, the amount withdrawn pursuant to this paragraph shall be made in accordance with paragraphs 7.7(i) and (k) and shall in no event exceed the amount necessary to relieve the Hardship.

             (c) A Participant for whom an Intercraft Account has been established under the Plan and who is at least 65 may elect to withdraw all or any portion of his Intercraft Plan attributable to discretionary employer contributions made pursuant to Section 4.1 of the Intercraft Profit Sharing Plan. Such withdrawal shall be effective as of the first day of any month if written notice is received by the Committee no later then the fifteenth day of the preceding month.

             7.12 WITHDRAWALS FROM LEVOLOR ACCOUNT. (a) A Participant for whom a Levolor Account has been established under the Plan and who is at least 59-1/2 may elect to withdraw all or any portion of his Levolor Account, other than those amounts in the Levolor Account attributable to discretionary employer contributions made under the Levolor Plan. Such withdrawal shall be effective as of the first day of any month if written notice is received by the Committee no later than the fifteenth day of the preceding month.

             (b) A Participant for whom a Levolor Account has been established under the Plan and who has demonstrated the existence of a Hardship (as defined in paragraph 7.7(j)) may elect a withdrawal from his Levolor Account; provided, however, that in the case of any Hardship withdrawal, the amount with withdrawn pursuant to this paragraph shall be made in accordance with paragraphs 7.7(i) and (k) and shall in no event exceed the amount necessary to relieve the Hardship.

             (c) A Participant for whom a Levolor Account has been established under the Plan and who is at least 65 may elect to withdraw all or any portion of his Levolor Plan attributable to discretionary employer contributions made under the Levolor Plan. Such withdrawal shall be effective as of the first day of any month if written notice is received by the Committee no later than the fifteenth day of the preceding month.

        20. The first sentence of Section 7.13(a) (as redesignated) of the Plan is hereby amended to read as follows:

        In the event a Participant requests to receive a distribution pursuant to Sections 7.6, 7.7, 7.8, 7.9, 7.10, 7.11, or 7.12, and the distribution is approved if necessary, the distribution shall be paid to the Participant as soon as is reasonably practicable upon receipt of the written request for such distribution.

        21. Section 7.13(b) (as redesignated) is hereby amended to read as follows:

             (b) A Participant may not make more than one withdrawal per Plan Year pursuant to each of Section 7.6, 7.7, 7.8, 7.9, 7.10, 7.11 or 7.12.

        22. The first clause of the first sentence of Section 7.16 (as redesignated) is hereby amended to read as follows:

        Notwithstanding anything to the contrary contained elsewhere in the Plan, a Participant's Savings Account, that portion of his Anchor Account attributable to Basic Employer Contributions and Voluntary Employer Contributions (as defined in the Anchor Plan), that portion of his Rogers Account attributable to elective deferrals (within the meaning of the Rogers Plan), that portion of his Sanford Account attributable to elective deferrals (within the meaning of the Sanford Plan), that portion of his Intercraft Account attributable to elective deferrals (within the meaning of the Intercraft Profit Sharing Plan) and that portion of his Levolor Account attributable to elective deferrals (within the meaning of the Levolor Plan) shall not be distributable other upon:

        23. Subsection 7.16(f) (as redesignated) is hereby amended to read as follows:

             (f) the Participant's Hardship (in the case of a distribution from a Participant's Anchor Account, Sanford
        Account, Intercraft Account and Levolor Account).

        24. The final sentence of Subsection 8.4(e) is hereby amended, effective as of May 1, 1993, to read as follows:

        If no such allocation direction was in effect at any time, such payment shall be allocated on a pro rata basis to each of the Investment Funds described in the schedule attached to the Trust Agreement.

        25. Section 11.1 of the Plan is hereby amended to read as follows:

             11.1 INVESTMENT FUNDS. The Adjusted Balance of each Participant's Savings Account, Transfer Account, Matching Contributions Account, Rogers Account, Sanford Account, Anchor Account, Intercraft Account and Levolor Account shall be invested in the various Investments Funds described in the schedule attached to the Trust Agreement.

        26. The first sentence of Section 11.3(c) of the Plan is hereby amended to read as follows:

             Each Participant shall have the right to direct that the portion of his Savings Account, Transfer Account, Matching Contributions Account, Rogers Account, Sanford Account, Anchor Account, Intercraft Account and Levolor

        Account held in any one Investment Fund be transferred, in whole or in part, to any other Investment Fund.

        27.  Article XI of the Plan is hereby amended by redesignating
   Section 11.8 as Section 11.10 and adding new Sections 11.8 and 11.9 to read as follows:

             11.8 INVESTMENT OF INTERCRAFT ACCOUNT. (a) Within a reasonable time prior to the transfer of assets from the Intercraft Plan, each Participant who was expected to have an Intercraft Account established under the Plan was given the opportunity to direct that his Intercraft Account be invested, in specified multiples of ten percent (10%), in any of the Investment Funds.

             (b) Each Participant for whom an Intercraft Account has been established shall have the right to direct a transfer of amounts held in any one Investment Fund to any other Investment Fund in accordance with the provisions of
        Section 11.3(c).

             11.9 INVESTMENT OF LEVOLOR ACCOUNT. (a) Within a reasonable time prior to the transfer of assets from the Levolor Plan, each Participant who was expected to have an Levolor Account established under the Plan was given the opportunity to direct that his Levolor Account be invested, in specified multiples of ten percent (10%), in any of the Investment Funds.

             (b) Each Participant for whom a Levolor Account has been established shall have the right to direct a transfer of amounts held in any one Investment Fund to any other Investment Fund in accordance with the provisions of Section 11.3(c).

        28. Appendix A of the Plan is hereby amended, as set forth in the form attached hereto.

        Unless otherwise indicated, the amendments set forth above pertaining specifically to the Intercraft Plan and Levolor Plan are effective as of January 1, 1994 with respect to the Intercraft Plan and October 1, 1994 with respect to the Levolor Plan

        IN WITNESS WHEREOF, the Company has caused this Second Amendment to the Plan to be executed on its behalf by its duly authorized officer as of this 29th day of December, 1994.


                                      NEWELL OPERATING COMPANY


                                      By:
                                          -----------------------------

                                      Title
                                            ---------------------------

                                THIRD AMENDMENT TO THE
                     NEWELL LONG TERM SAVINGS AND INVESTMENT PLAN
                   (AS AMENDED AND RESTATED EFFECTIVE MAY 1, 1993)


                    WHEREAS, Newell Operating Company, a Delaware corporation, (the "Company") maintains the Newell Long-Term Savings and Investment Plan, as Amended and Restated Effective May 1, 1993 (the "Plan"); and

                    WHEREAS, the Company has reserved the right to amend the Plan and now deems it appropriate to do so;

                    NOW, THEREFORE, the Plan is hereby amended, effective with respect to (i) Plan Years commencing September 1, 1990 and ending December 31, 1993; and (ii) Plan Years commencing on and after January 1, 1995, as follows:

               Section 1.15 of the Plan is hereby amended by inserting a second sentence immediately following the first sentence thereof to read as follows:

               Notwithstanding the preceding sentence, solely for purposes of determining a Participant's Actual Deferral Percentage defined in Section 1.2 and a Participant's Contribution Percentage defined in Subsection 4.2(b), Earnings means the amount of total remuneration reportable on U.S. Treasury Department Form W-2 or any successor Form thereof and paid to the Participant by the Company or an Affiliated Employer during the Plan Year.

               IN WITNESS WHEREOF, the Company has caused this Third Amendment to the Plan to be executed on its behalf by its duly authorized officer as of this 29th day of December, 1995.


                                             NEWELL OPERATING COMPANY


                                             By: __________________________

                                             Title ________________________